Exhibit 10.7

                             NOTE PURCHASE AGREEMENT

     THIS LOAN AGREEMENT (the "Agreement") is made as of this 2 day of May, 2000 by and between CHAMPION TRAILER COMPANY, L.P., an Indiana limited partnership ("Borrower") and MARKPOINT EQUITY GROWTH FUND, J.V., a Texas joint venture ("MEGF"). In connection with the mutual covenants and agreements contained herein, the parties hereto agrees as follows:

1. Definitions. All terms and phrases used herein which are defined in the Uniform Commercial Code in the State of Texas, as amended from time to time (the "Code"), shall have the meanings given them in the UCC unless otherwise defined herein. The following definitions shall apply throughout this Agreement:

     "Affiliate" means with respect to any Person in question, any other Person owned or controlled by, or which owns or controls or is under common control or is otherwise affiliated with such Person in question. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

     "Collateral" has the meaning given it in Section 4.

     "Debit Account' means Account No. 1588262467, ABA No. 111000614 that Borrower has with Bank One, Texas, N.A. over which MEGF has express written authority to debit pursuant to this Agreement.

     "Environmental Laws" means any and all federal, state and local laws, regulations, rules, orders, licenses, agreements or other governmental restrictions relating to the protection of human health or the environment or to emissions, discharges or releases of pollutants or industrial, toxic or hazardous substances into the environment, or otherwise relating to the manufacture, processing, treatment, transport or handling of pollutants or industrial, toxic or hazardous substances.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, together with all rules and regulations promulgated with respect thereto.

     "ERISA Affiliate" means with respect to any Person in question, any Person that would be treated as a single employer with Borrower.

     "ERISA Plan" means any pension benefit plan subject to Title IV of ERISA maintained by Borrower or any ERISA Affiliate of Borrower with respect to which Borrower or any ERISA Affiliate of Borrower has a fixed or contingent liability.

     "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the Financial Accounting Standards Board (or any generally recognized successor), consistently applied throughout the period involved.

     "General Partner" means Durham Whitesell & Associates, an Indiana limited liability company.

     "Indemnified Claims" means any and all claims, demands, actions, causes of action, judgments, suits, liabilities, obligations, losses, damages and consequential damages, penalties, fines, costs, fees, expenses and disbursements (including without limitation, fees and expenses of attorneys and other professional consultants and experts in connection with any investigation or defense) of every kind or nature, known or unknown, existing or hereafter arising, foreseeable or unforeseeable, which may be imposed upon, threatened or asserted against or incurred or paid by any Indemnified Person at any time and from time to time, because of or resulting from, in connection with or in any way relating to or arising out of the Loan, the Collateral or any other transaction, act, omission, event or circumstance in any way connected with or contemplated by this Agreement or the other Loan Documents or any action taken or omitted by any such Indemnified Person under or in connection with any of the foregoing (including but not limited to any investigation, litigation, proceeding, enforcement of MEGF's rights or defense of MEGF's actions related to or arising out of this Agreement or the other Loan Documents), whether or not any Indemnified Person is a party hereto.

     "Indemnified Person" shall collectively mean MEGF and its joint venturers, officers, directors, shareholders, employees, attorneys, representatives, agents, Affiliates, successors and assigns.

     "Lien" means any mortgage, lien, pledge, assignment, adverse claim, charge, security interest or other encumbrance.

     "Life Insurance" has the meaning given it in Section 8(f).

     "Loan" has the meaning given it in Section 2.

     "Loan Documents" means this Agreement, the Note, the Warrant and all other documents, agreements and instruments required by MEGF to be executed and delivered in connection herewith (including, without limitation, all documents, agreements and instruments evidencing, securing, governing, guaranteeing and/or pertaining to the Note and the Loan).

     "Note" has the meaning given it in Section 3.

     "Obligors" means Borrower and the Guarantors.

     "Person" means a corporation, association, partnership, limited liability company, organization, business, individual, governmental or political subdivision thereof or governmental agency.

     "Purchase Agreement" means (a) that certain asset purchase agreement dated as of April 20, 2000 between Borrower and Target Companies, as may be amended from time to time.

     "Senior Lender" means Bank One, Indiana, N.A.

     "Senior Lender Loan Documents" means all documents, agreements and instruments previously executed and delivered by Borrower to Senior Lender to evidence, secure, govern or guarantee any loans or other financial accommodations provided by Senior Lender to Borrower.

     "Target Companies" means, collectively, Champion Trailer, LLC, a Texas limited liability company, Champion Collision, LLC, a Texas limited liability company and Brandonson, Inc., a Texas corporation and their successors or assignors.

     "Termination Event" means (a) the occurrence with respect to any ERISA Plan of (i) a reportable event described in Sections 4043(b)(5) of ERISA or (ii) any other reportable event described in Section 4043 of ERISA other than a reportable event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation pursuant to a waiver by such corporation under Section 4043(a) of ERISA, (b) the withdrawal of Borrower or any Affiliate of Borrower from any ERISA Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) any event or condition which might constitute grounds under
     Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan.

     " Warrant' `means the Warrant of even date herewith from Borrower to MEGF.

2. Loan. Subject to the terms and conditions set forth in this Agreement and the other Loan Documents, MEGF hereby agrees to lend to Borrower, and Borrower agrees to borrow from MEGF, the amount of $1,250,000 (the "Loan"). The amount advanced under the Loan shall be for $1,250,000. The purpose of this Loan shall be to finance the acquisition of a substantial portion of the assets of the Target Companies.

3. Promissory Note. Borrower agrees to execute, contemporaneously herewith, a promissory note payable to the order of MEGF, in form and substance acceptable to MEGF in MEGF's sole and absolute discretion, to evidence the indebtedness owing by Borrower to MEGF under the Loan (together with any renewals, extensions and increases thereof, the "Note"). Interest on the Note shall accrue at the rate set forth therein. The principal of and interest on the Note shall be due and payable and may be prepaid in accordance with the terms and conditions set forth in the Note and in this Agreement.

4. Collateral. As security for the indebtedness evidenced by the Note and any and all other indebtedness or obligations from time to time owing by Borrower to MEGF, MEGF shall receive a Lien in to the collateral described in the other Loan Documents (the "Collateral").

5. Commitment Fee. Borrower shall pay to The Markpoint Company, concurrently with the execution hereof, a commitment fee in the amount of $25,000. Borrower hereby authorizes The Markpoint Company, in MEGF's sole discretion, to collect any such commitment fee by deducting such fees from the first advance under the Loan. This authorization does not affect Borrower's obligation to pay the Loan. Borrower and The Markpoint Company acknowledge and agree that the commitment fee is reasonable compensation to The Markpoint Company for providing the Loan to Borrower and for no other purpose.

6. Representations and Warranties. Borrower hereby represents and warrants to MEGF as follows:

     (a) Existence. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is duly licensed, qualified to do business and is in good standing in all other states in which such licensing, qualification and good standing are necessary. Borrower has all requisite power and authority
          (i) to own and operate its properties, (ii) to carry on its business as now conducted and as proposed to be conducted, and (iii) to execute and deliver this Agreement and the other Loan Documents to which Borrower is a party.

     (b) Binding Obligations. The execution, delivery, and performance of this Agreement and all of the other Loan Documents by Borrower have been duly authorized by all necessary action by Borrower, have been duly executed and delivered by Borrower and constitute legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

     (c) No Consent. The execution, delivery and performance of this Agreement and the other Loan Documents, and the consummation of the transactions contemplated hereby and thereby, do not (i) conflict with, result in a violation of, or constitute a default under (A) any provision of Borrower's articles or certificate of incorporation or bylaws, (B) any law, governmental regulation, court decree or order applicable to Borrower, or (C) any other document or agreement to which Borrower is a party, or (ii) require the consent, approval or authorization of any Person and will not result in the creation of (or impose any obligation on Borrower to create) any Lien upon any of the properties of Borrower (other than Liens in favor of MEGF).

     (d) Subsidiaries. Borrower neither owns nor has any other interest in, directly or indirectly, any other corporation, partnership, joint venture or other business organization except as set forth on Schedule 6(d) attached hereto.

     (e) Financial Condition. Borrower has delivered to MEGF true, complete and correct copies of (i) the Borrower-prepared balance sheet of Target
          Companies as of December 31, 1999 and the related statements of income, cash flows and shareholders' equity for the fiscal year then ended, together with any footnotes thereto and the report thereon by Birk Gross Bell & Coulter, L.P. and (ii) the unaudited balance sheet of Borrower as of December 31, 1999 and the related statements of income, cash flows and shareholders equity for the twelve (12) months then ended (collectively, the "Financial Statement"). The Financial Statements have been prepared in accordance with GAAP and fairly present Borrower's financial condition as of the date of each such Financial Statement. There has been no material adverse change in the financial condition or results of operations of Borrower subsequent to the date of the most recent Financial Statements.

     (f) Litigation. Except as described on Schedule 6(f) attached hereto, there are no actions, suits or proceedings, pending or, to the knowledge of Borrower, threatened (or any basis therefor known to Borrower) against or affecting Borrower or the properties of Borrower, before any court or governmental department, commission or board, which, if determined adversely to Borrower, would have a material adverse effect on the business, financial condition, properties, operations or prospects of Borrower.

     (g) Taxes; Governmental Charges. Borrower has filed all federal, state and local tax reports and returns required by any law or regulation to be filed by it and has either duly paid all taxes, duties and charges indicated due on the basis of such returns and reports, or made adequate provision for the payment thereof, and the assessment of any material amount of additional taxes in excess of those paid and reported is not reasonably expected. There is no tax Lien notice against Borrower or its properties presently on file.

     (h) ERISA Compliance. Borrower and its ERISA Affiliates, if any, are in compliance with ERISA concerning Borrower's and any ERISA Affiliates' ERISA Plans. Except as described on Schedule --------- 6(h ), neither Borrower nor any ERISA Affiliate maintains, contributes to, is required to ----- contribute to, or has been required to contribute to at any time within the last six years, any pension plan, as defined in
          Section 3(2) of ERISA. No unfunded liability exists for benefits under any plan maintained by or contributed to by Borrower or any ERISA Affiliate. Neither Borrower nor any ERISA Affiliate maintains any plan which provides benefits to an employee or the employee's dependents after the employee terminates employment other than as required by law and no written or oral representations have been made by Borrower or any ERISA Affiliate to any employee or former employee promising or guaranteeing any employer payment or funding for the continuation of medical, dental, or disability coverage beyond that legally required.

     (i) Compliance with Laws. Borrower is conducting its business in compliance with all statutes, rules, regulations and/or ordinances imposed by any governmental unit upon Borrower or upon its businesses, operations and property (including, without limitation, all Environmental Laws). Borrower has all permits and licenses necessary for the operation of its business as presently conducted and as proposed to be conducted.

     (j) Trademarks, Patents, Etc. There are no licenses, patents, trademarks, service marks, copyrights, or applications therefor owned by Borrower or used or required by Borrower in the operation of its business as it is presently conducted, except for the trademark(s) set forth on
          Schedule 6(j) attached hereto. To the knowledge of Borrower, there is no infringement action, lawsuit, claim or complaint pending or contemplated which asserts that Borrower's operations violate or infringe the rights or the trade names, trademarks, trademark registration, service name, service mark, or copyright of others, nor is Borrower in any way making use of any confidential information or trade secrets of any Person except with the consent of such Person. Borrower conducts business under no trade or assumed name.

     (k) Debt. Schedule 6(k) attached hereto is a complete and correct list of all credit agreements, indentures, purchase agreements, promissory notes and other evidences of indebtedness, guaranties, capital leases and other instruments, agreements and arrangements presently in effect providing for or relating to extensions of credit (including agreements and arrangements for the issuance of letters of credit or for acceptance financing) in respect of which Borrower, or any of the properties thereof is in any manner directly or, to the knowledge of Borrower, contingently obligated; and the maximum principal or face amounts of the credit in question that are outstanding and that can be outstanding are correctly stated, and all Liens of any nature given or agreed to be given as security therefor are correctly described or indicated in such Schedule.

     (l) Certain Transactions. Except as set forth on Schedule 6(l) attached hereto, Borrower is not indebted, directly or indirectly, to any of its shareholders, officers, or directors or to their respective spouses or children, in any amount whatsoever; none of said shareholders, officers or directors or to the knowledge of Borrower, any members of their immediate families, are indebted to Borrower or have any direct or indirect ownership interest in any Person with which Borrower has a business relationship, or any Person which competes with Borrower. Borrower is not a party to any written agreement or to the knowledge of Borrower, any oral agreement, in which it is guarantor or indemnitor of any indebtedness of any other Person.

     (m) Margin Regulations. Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock. No proceeds received pursuant to this Agreement or the Warrant will be used to purchase or carry any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

     (n) Significant Contracts. Schedule 6(n) attached hereto is a complete and correct list of all contracts, agreements and other documents, whether verbal or written in nature, pursuant to which Borrower receives revenues in the aggregate of at least $10,000 per fiscal year. Each such contract agreement and other document is in full force and effect as of the date hereof and Borrower knows of no reason why such contracts, agreements and other documents would not remain in full force and effect pursuant to the terms thereof.

     (o) Title to Properties Borrower has valid leasehold interests in all of the real properties it leases and has good title to its other assets, free and clear of all Liens other than permitted liens set forth in Subsection 10(e).

     (p) Capitalization. The authorized equity interest ownership of Borrower consists of (i) Timothy S. Durham owning forty-four and fifty-five one hundredths of one percent (44.55%) of the equity limited partnership interest; (ii) Terry A. Whitesell owning forty-four and fifty-five one hundredths of one percent (44.55%) of the equity limited partnership interest; (iii) Marcus Kennedy owning nine and nine-tenths of one percent (9.9%) of the equity limited partnership; and (iv) General Partner owning one percent (1%) of the equity general partnership. All such interests of capital stock have been duly authorized, validly issued, fully paid and are nonassessable. Except for the Warrant and as set forth on Schedule 6(p) attached hereto, there are no subscriptions, options, warrants, rights, convertible securities, or other agreements or commitments of any character pursuant to which Borrower is required to issue any shares of its equity interests.

     (q) Registration Rights. Except as described in the Warrant, Borrower is not under any contractual obligation to register under the Securities Act of 1933, as amended, or the Trust Indenture Act of 1939, as amended, any of its presently outstanding securities or any of its securities that may subsequently be issued.

     (r) Employees. Borrower has no current labor problems or disputes which have resulted or Borrower reasonably believes could be expected to have a material adverse effect on Borrower's business.

     (s) List of Deposit Institutions. Schedule 6(s) attached hereto sets forth a true and complete list of all deposit institution at which Borrower has or maintains an account or deposits of any kind.

     (t) Disclosure. Neither this Agreement, the Financial Statements nor any other document, certificate or instrument delivered to MEGF by or on behalf of Borrower in connection with the transactions contemplated hereby, when all such documents, certificates and instruments are taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact actually known to Borrower that materially adversely affects or in the future may materially adversely affect the business, operations, affairs, condition or properties of Borrower that has not been set forth herein or in the other documents, certificates and instruments delivered to MEGF by or on behalf of Borrower specifically for use in connection with the transactions contemplated hereby.

     (u)  Solvency of  Borrower.  The fair  saleable  value of the  business and assets of Borrower, upon giving effect to the transactions contemplated hereby, will be in excess of the amount that will be required to pay its probable liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) on existing debts as they may become absolute and matured. Borrower, upon giving effect to the transactions contemplated hereby, will not be engaged in any business or transaction, or about to engage in any business or transaction, for which it has an unreasonably limited capital, and Borrower has no intent (i) to hinder, delay or defraud any entity to which it is, or will become, on or after the date hereof, indebted, or
          (ii) to incur debts that would be beyond its ability to pay as they mature.

7. Conditions Precedent MEGF's obligation to make the Loan shall be subject to the conditions precedent that, as of the date of the Loan and after giving effect thereto (i) all representations and warranties made to MEGF in this Agreement and the other Loan Documents shall be true and correct as of and as if made on such date, (ii) no material adverse change in the financial condition of Borrower or its business since the effective date of the most recent Financial Statements shall have occurred, (iii) no Event of Default shall have occurred and no event has occurred and is continuing, or would result from the Loan, which with notice or lapse of time, or both, would constitute an Event of Default (as hereinafter defined), (iv) MEGF shall have received all Loan Documents appropriately executed by Borrower and all other proper parties, (v) MEEGF shall have received a legal opinion from Borrower's counsel in form and substance and covering such matters as MEGF and its counsel may require in MEGF's sole and absolute discretion, (vi) MEGF's receipt of all fees and expenses owing to MEGF under this Agreement and the other Loan Documents (vii) MEGF's receipt of a secretary's certificate of Borrower, with the Borrower's certified articles or certificate of limited partnership, good standing certificates, bylaws and corporate resolutions authorizing the transactions contemplated hereby attached thereto as given by the General Partner, (viii) MEGF's receipt of the final and executed (A) Senior Lender Loan documents and (B) Purchase Agreement, and (ix) evidence satisfactory to MEGF, in its sole discretion, of the Borrower's acquisition of the Life Insurance.

8. Affirmative Covenants. Until (i) the Note and all other obligations and liabilities of Borrower under this Agreement and the other Loan Documents are fully paid and satisfied, and (ii) the Warrant expires or terminates or has been exercised by the holder thereof, Borrower agrees and covenants that it will, unless MEGF shall otherwise consent in writing:

     (a) Accounts and Records. Maintain its books and records in accordance with GAAP.

     (b) Right of Inspection. Permit MEGF to visit its properties and installations and to examine, audit and make and take away copies or reproductions of Borrower's books and records, at all reasonable times. For one audit trip per fiscal quarter of the Borrower and for no more than five (5) days per audit trip, Borrower agrees to pay all costs associated with any such audits, at a rate equal to $ 1,000.00 per day, per person, plus out-of-pocket expenses.

     (c) Right to Additional Information. Furnish MEGF with such additional information and statements, lists of assets and liabilities, tax returns, and other reports with respect to Borrower's financial condition and business operations as MEGF may request from time to time.

     (d) Compliance with Laws. Conduct its business in an orderly and efficient manner consistent with good business practices, and perform and comply with all statutes, rules, regulations and/or ordinances imposed by any governmental unit upon Borrower, its businesses, operations and properties (including without limitation, all Environmental Laws).

     (e) Taxes. Pay and discharge when due all assessments, taxes, governmental charges and levies, of every kind and nature, imposed upon Borrower or its properties, income or profits, prior to the date on which penalties would attach,. and all lawful claims that if unpaid, might become a Lien upon any of Borrower's property, income or profits; provided, however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy or claim so long as (i) same shall be contested in good faith by appropriate judicial, administrative or other legal proceedings timely instituted, and (ii) Borrower shall have established adequate reserves with respect to such contested assessment, tax, charge, levy or claim in accordance with GAAP.

     (f) Insurance. Maintain, with financially sound and reputable insurers, insurance covering the life of Timothy S. Durham in an amount not less than $1,250,000 which is assigned to MEGIF (the "Life Insurance") and such other insurance as deemed necessary or otherwise required by MEGF, including but not limited to, fire insurance, comprehensive property damage, public liability, worker's compensation and business interruption insurance. Borrower shall provide to MEGF evidence of (i) the Life Insurance within sixty (60) days after the date of this Agreement and (ii) evidence of the payment of all premiums and other fees and expenses as related to the Life Insurance annually. MEGF will apply the proceeds of the Life Insurance, first to the unpaid balance of principal of the Note, together with all accrued but unpaid interest thereon, and all other indebtedness owing to MEGF by Borrower until such indebtedness is paid in full, and second the remainder of the proceeds of the Life Insurance to the other beneficiaries of the Life Insurance.

     (g) Notice of Material Change/Litigation. Borrower shall promptly notify MEGF in writing (i) of any material adverse change in Borrower's financial condition or its businesses, (ii) of any litigation or claims against Borrower which could materially affect Borrower or its business, operations, financial condition, properties or prospects, and (iii) the occurrence of any event of default under the Senior Lender Loan Documents or any event which with notice or lapse of time or both would be an event of default under the Senior Lender Loan Documents.

     (h)  Corporate  Existence.   Maintain  its  corporate  existence  and  good
          standing in the state of its incorporation and its qualification and good standing in all other states where required by applicable law.

     (i) ERISA. Borrower shall promptly notify MEGF in writing of the adoption or amendment of any plan that results in the representations in Subsection 7(h) no longer being true.

     (j) Additional Documentation. Execute and deliver, or cause to be executed and delivered, any and all other agreements, instruments or documents which MEGF may reasonably request in order to give effect to the transactions contemplated under this Agreement and the other Loan Documents.

     (k) Board Observation and Membership. The board of directors of the General Partner shall consist of no less than four (4) or more than five (5) members. MGEF shall be entitled to designate at least one member of the board of members of the General Partner, the Borrower, and each subsidiary thereof but shall not be obligated to do so.
          Borrower will deliver to MEGF a copy of the minutes of and all materials distributed at or prior to all meetings of the board of members of the General Partner, certified as true and accurate by the Secretary of the General Partner, promptly following each such meeting. The Borrower will (w) permit MEGF, to designate one person to attend all meetings of the General Partner's board of members, (x) provide such designee not less than seven calendar days' actual notice of all regular or special meetings of the General Partner's board of members, (y) permit such designee to attend such meetings as an observer, and (z) provide to such designee a copy of all materials distributed at such meetings or otherwise to the members of the General Partner. Such meetings shall be held in person or by telephone or video conference at least quarterly, and the General Partner will cause its board of members to call a meeting at any time upon the request of any such designated observer upon the occurrence and continuation of any Event of Default for 14 calendar days. The
          Borrower shall reimburse each such observer for all reasonable expenses incurred in traveling to and from such meetings and attending such meetings.

     (l) Licensing Agreement. Borrower will provide true, correct and complete copies of all licensing agreements, whether verbal or written, with a value in excess of $ 10,000.

9. Negative Covenants. Until (i) the Note and all other obligations and liabilities of Borrower under this Agreement and the other Loan Documents are fully paid and satisfied, and (ii) the Warrant expires or terminates or has been exercised by the holder thereof, Borrower will not, without the prior written consent of MEGF:

     (a) Nature of Business. Make any material change in the nature of its business as carried on as of the date hereof

     (b) Liquidations; Mergers; Consolidations; Acquisitions. Liquidate, merge or consolidate with or into any other Person, convert from any type of legal entity to another type of legal entity or form or acquire any new subsidiary or acquire by purchase or otherwise all or substantially all of the assets of any other Person.

     (c) Transactions with Affiliates. Enter. into any transaction, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate of Borrower, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's business and upon fair and reasonable terms no less favorable to Borrower than would be obtained in a comparable arm's-length transaction with a person or entity not an Affiliate of Borrower.

     (d) Sale of Assets. Sell, lease, transfer or otherwise dispose of all or substantially all of its assets or properties, other than inventory sold in the ordinary course of business and as necessary to replace obsolete equipment.

     (e) Liens. Create or incur any Lien on any of its assets that the Borrower is not contesting in good faith, other than (i) Liens securing indebtedness owing to MEGF, (ii) pledges or deposits to secure the payment of obligations under any worker's compensation laws or similar laws, (iii) deposits to secure the payment of public or statutory obligations, (iv) mechanic's, carriers', workman's, repairman's or other Liens arising by operation of law in the ordinary course of business which secure obligations that are not overdue or are being contested in good faith and for which Borrower has established adequate reserves in accordance with generally accepted accounting principles, and (v) the Liens described in Schedule 9(e) attached hereto.

     (f) Indebtedness. Create, incur or assume any indebtedness for borrowed money or issue or assume any other note, debenture, bond or other evidences of indebtedness, or guarantee any such indebtedness or such evidences of indebtedness of others, other than (i) borrowings from MEGF, (ii) current accounts payable and other current obligations (other than for borrowed money), (iii) borrowings from Senior Lender which does not exceed $2,000,000 at any time, and (iv) the indebtedness described on Schedule 9(f) attached hereto.

     (g) Transfer of Ownership. Permit the sale, pledge or other transfer of any of the ownership interest in Borrower by Timothy S. Durham, Terry
          G. Whitesell, Marcus Kennedy or any current or future limited partner of the Borrower.

     (h) Change in Management Permit a change in the senior management of Borrower. Permit a change in the following personnel or a material change in such personnel's current duties:

          Name                           Title

          Terry G. Whitesell             Chairman
          Timothy S. Durham              Vice-Chairman
          Marcus Kennedy                 President & Chief Executive Officer

     (i) Loans. Make any loans to any Person other than travel advances to employees in the ordinary course of business except for loans to employees of the Borrower which in no event, in the aggregate, shall exceed $5,000.

     (j) Dividends. Make any distributions or declare or pay any dividends ( whether in cash or in units) on any shares of Borrower's equity interests, or purchase, redeem, acquire or retire any units of Borrower's equity interests.

     (k) Capital Expenditures. Incur capital expenditures and capital leases or commitments therefor in excess of $50,000 in the aggregate in any calendar year.

     (l) Senior Lender Loan Documents. Modify or amend any of the Senior Lender Loan Documents without the prior written consent of MEGF.

10. Reporting Requirements. Until (i) the Note and all other obligations and liabilities of Borrower under this Agreement and the other Loan Documents are fully paid and satisfied, and (ii) the Warrant has expired or terminates or has been exercised by the holder thereof, Borrower will, unless MEGF shall otherwise consent in writing, furnish to MEGF:

     (a) Financial Statements. The following financial statements: (i) within 90 days after the last day of each fiscal year of Borrower a consolidated statement of income and a consolidated statement of cash flows of Borrower for such fiscal year, and a consolidated balance sheet of Borrower as of the last day of such fiscal year, in each case audited by an independent certified public accounting firm acceptable to MEGF, together with a copy of any report to management delivered to Borrower by such accountants in connection therewith; (ii) within 45 days after the last day of each fiscal quarter of Borrower, (1) an unaudited consolidated statement of income and statement of cash flows of Borrower for such fiscal quarter, (2) an unaudited consolidated balance sheet of Borrower as of the last day of such fiscal quarter, and (3) a year-to-date unaudited statement of income of Borrower as of the end of such fiscal quarter; and (iii) within 30 days after each month (1) an unaudited consolidated statement of income and statement of cash flows of Borrower for such month, (2) an unaudited consolidated balance sheet of Borrower as of the last day of such month, and (3) a year-to-date unaudited statement of income of Borrower as of the end of such month. Borrower represents and warrants that each such statement of income and statement of cash flows will fairly present, in all material respects, the results of operations and cash flows of Borrower for the period set forth therein, and that each such balance sheet will fairly present, in all material respects, the financial condition of Borrower as of the date set forth therein. Each statement provided in accordance with subclauses (i) and (ii) of this Subsection 10(a), shall be in accordance with GAAP (or, with respect to unaudited financial statements, in the notes thereto and subject to year-end review adjustments) and the statements provided in subclause (iii) of this Subsection 10(a) will be in the form generally kept by the Borrower that is reasonably acceptable by MEGF.

     (b) Annual Pro Forma Financial Statements. A copy of Borrower's statement of income, statement of cash flows and balance sheet on a one (1) year pro forma basis with respect to each fiscal year of Borrower within 30 days after the commencement of each such fiscal year.

     (c) Senior Lender Reports and Notices. A copy of all written reports, certificates, lists and notices required to be given by Borrower to Senior Lender under the Senior Lender Loan Documents as and when required to be delivered to Senior Lender, and a copy of all written notices received by Borrower from Senior Lender concerning the occurrence of an event of default by Borrower under the Senior Lender Loan Documents or concerning an event which with notice or lapse of time, or both, would be an event of default under the Senior Lender Loan Documents.

     (d) Compliance Certificate. A certificate signed by an officer of Borrower which states that Borrower is in full compliance and all of its obligators; under this Agreement and all other Loan Documents and is not in default of any term or provision hereof or thereof, and demonstrating compliance with all financial covenants and ratios set forth in this Agreement. Such certificate will be delivered to MEGF contemporaneously with the delivery to MEGF of each financial statement required hereunder.

11. Financial Covenants. Until (i) the Note and all other obligations and liabilities of Borrower under this Agreement and the other Loan Documents are fully paid and satisfied, and (ii) the Warrant expires or terminates or has been exercised by the holder thereof, Borrower will maintain the following financial covenants:

     (a) Debt Service Coverage Ratio. At the end of each fiscal quarter, a ratio of (i) earnings before interest taxes, depreciation and amortization for the immediately preceding twelve (12) months to (ii) all principal and interest due in such twelve (12) month period on all amortizing loans, and all interest due in such twelve (12) month period on all non-amortizing loans and of not less than 1.25 to 1.0.

     (b) Debt/EBITDA Ratio. At the end of each fiscal quarter, a ratio of (i) total interest-bearing liabilities as of the end of such fiscal quarter, to (ii) earnings before interest, taxes, depreciation and amortization at the end of such 12 month period, not greater than 4.0 to 1.0.

     (c) Net Worth. At the end of each fiscal year, its Net Worth of not less than $500,000.

          Unless otherwise specified, all accounting and financial terms and covenants set forth above are to be determined according to GAAP.

12. Events of Default. Each of the following shall constitute an "Event of Default"' under this Agreement:

     (a)  Failure to Pay  Indebtedness.  Borrower  shall fail to pay within five
          (5) calendar days after receiving written notice from MEGF as and when due any part of the principal of, or interest on, the Note or any other indebtedness or obligations now or hereafter owing to MEGF by Borrower,

     (b) Non-Performance of Covenants. Any of the Obligors shall breach any covenant or agreement made herein, in any of the other Loan Documents, in the Purchase Agreement or in any other agreement now or hereafter entered into between any of the Obligors and MEGF except for the covenant contained in Section 8(0 hereof, where breach of said section shall occur at the expiration of five (5) calendar days after Borrower's receipt of notice from MEGF of such breach of this Agreement solely due to Section 8(f) hereof.

     (c) False Representation. Any warranty or representation made herein, in any of the other Loan Documents or in the Purchase Agreement shall be false or misleading in any material respect when made.

     (d) Default Under Other Loan Documents. The occurrence of an event of default under any of the other Loan Documents, the Purchase Agreement or any other agreement now or hereafter entered into between any of the Obligors and MEGF.

     (e) Untrue Financial Report. Any report, certificate, schedule, financial statement, profit and loss statement or other statement furnished by any Obligor, or by any other person on behalf of any Obligor, to MEGF is not true and correct in any material respect.

     (f) Default to Third Party. The occurrence of any event which permits, or with notice or lapse of time, or both, permits the acceleration of the maturity of any indebtedness owing by any of the Obligors to any third party under any agreement or undertaking (including, without limitation, any indebtedness owing by Borrower to Senior Lender).

     (g) Bankruptcy. The filing of a voluntary or involuntary case by or against any of the Obligors under the United States Bankruptcy Code or other present or future federal or state insolvency, bankruptcy or similar laws, or the appointment of a receiver, trustee, conservator or custodian for a substantial portion of the assets of any of the Obligors.

     (h) Insolvency. Any of the Obligors shall become insolvent, make a transfer in fraud of creditors or make an assignment for the benefit of creditors.

     (i) Involuntary Lien. The filing or commencement of any involuntary Lien, garnishment attachment or the like shall be issued against or with respect to the Collateral which the Borrower is not contesting in good faith.

     (j) Material Adverse Change. A material adverse change shall have occurred in the financial condition, business prospects or operations of any of the Obligors.

     (k) Tax Lien. Any of the Obligors shall have a federal or state tax Lien filed against any of its properties which such Obligors are not contesting in good faith.

     (l) Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law.

     (m) ERISA Plan. Either (i) any "accumulated funding deficiency" (as defined in Section 412(a) of the Internal Revenue Code of 1986, as amended) in excess of $25,000 exists with respect to any ERISA Plan of Borrower or its ERISA Affiliate, if any, or (ii) any Termination Event occurs with respect to any ERISA Plan of Borrower or its ERISA Affiliate, if any, and the then current value of such ERISA Plan's benefit liabilities exceeds the then current value of such ERISA Plan's assets available for the payment of such benefit liabilities by more than $25,000.

     (n) Judgment. The entry against any of the Obligors of a final and nonappealable judgment for the payment of money in excess of $50,000 (not covered by insurance satisfactory to MEGF in MEGF's sole discretion).

     (o) Termination of Purchase Agreement. The expiration or termination of the Purchase Agreement by either party, for whatever reason.

     (q)  Death or  Incapacity.  The death or legal  incapacity  of  Timothy  S.
          Durham.

Nothing contained in this Loan Agreement shall be construed to limit the events of default enumerated in any of the other Loan Documents and all such events of default shall be cumulative.

13. Remedies. Upon the occurrence of any one or more of the foregoing Events of Default, (a) the entire unpaid balance of principal of the Note, together with all accrued but unpaid interest thereon, and all other indebtedness owing to MEGF by Borrower at such time shall, at the option of MEGF, become immediately due and payable without farther notice, demand, presentation, notice of dishonor, notice of intent to accelerate, notice of acceleration, protest or notice of protest of any kind, all of which are expressly waived by Borrower. All rights and remedies of MEGF set forth in this Agreement and in any of the other Loan Documents are cumulative and may also be exercised by MEGF, at its option and in its sole discretion, upon the occurrence of an Event of Default.

14. Indemnification. Borrower hereby indemnifies and agrees to hold harmless and defend all Indemnified Persons from and against any and all Indemnified Claims. THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH INDEMNIFIED CLAIMS ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED, IN
     WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY INDEMNIFIED PERSON, but shall exclude any of the foregoing resulting from such Indemnified Person's gross negligence or willful misconduct. If Borrower or any third party ever alleges any gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. Upon notification and demand, Borrower agrees to provide defense of any Indemnified Claim and to pay all costs and expenses of counsel selected by any Indemnified Person in respect thereof. Any Indemnified Person against whom any Indemnified Claim may be asserted reserves the right to settle or compromise any such Indemnified Claim as such Indemnified Person may determine in its sole discretion, and the obligations of such Indemnified Person, if any, pursuant to any such settlement or compromise shall be deemed included within the Indemnified Claims. Except as specifically provided in this Section, Borrower waives all notices from any Indemnified Person. The provisions of this Section shall survive the termination of this Agreement.

15. Rights Cumulative. All rights of MEGF under the terms of this Agreement shall be cumulative of, and in addition to, the rights of MEGF under any and all other agreements between Borrower and MEGF (including, but not limited to, the other Loan Documents), and not in substitution or diminution of any rights now or hereafter held by MEGF under the terms of any other agreement.

16. Compliance with Usury Laws. Borrower and MEGF intend to conform strictly to the usury laws in force that apply to the transactions evidenced or contemplated hereby. Accordingly, all agreements between Borrower and MEGF, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of the Note, or otherwise, shall the interest (and all other sums that are deemed to be interest) contracted for, charged, received, paid or agreed to be paid exceed the Maximum Rate (as defined below). Borrower and MEGF stipulate and represent that, as of the date hereof (the same being the date of the granting of the Warrant to MEGF) the value of the Wan-ant is both contingent and (in the sense that the future realization of any value from the exercise of the Warrant is dependent upon the occurrence of events beyond the control of the parties) and speculative (in the sense that the amount, if any, which will be realized upon exercise of the Warrant is uncertain). Borrower and MEGF stipulate and agree that the terms and provisions contained in this Agreement and the other Loan Documents are not intended to and shall never be construed to create a contract to pay for the use, forbearance or detention of money an amount in excess of the maximum amount permitted to be charged by applicable law, if any.

Anything in this Agreement or the other Loan Documents to the contrary notwithstanding, neither Borrower nor any other party now or hereafter becoming liable for payment of the Note shall ever be required to pay interest on or with respect to the Note or any other obligation hereunder at a rate of interest that would otherwise be payable under this Agreement or on or with respect to the Note would exceed the Maximum Rate, or if MEGF shall receive anything of value that is deemed or determined to constitute interest that would increase the effective rate of interest payable under this Agreement or on or with respect to the Note or the other Loan Documents to a rate in excess of the Maximum Rate, then (a) the amount of interest that would otherwise be payable under this Agreement, the Note or the other Loan Documents shall be reduced to the amount allowed at the Maximum Rate under applicable law, and (b) any unearned interest paid by Borrower or any interest paid by Borrower in excess of the Maximum Rate shall, at the option of MEGF, be either refunded to Borrower or credited on the principal of the Note. It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received by MEGF, or under this Agreement, that are made for the purpose of determining whether such rate exceeds the Maximum Rate, shall be made, to the extent permitted by applicable law (now or, to the extent permitted by law, hereafter enacted) governing the Maximum Rate, by (i) characterizing any nonprincipal payment as an expense, fee or premium rather than as interest, and
(ii) amortizing, prorating, allocating and spreading in equal parts during the period of the full term of the Note (including the period of any renewal or extension thereof), all interest at any time contracted for, charged or received by such registered holder in connection therewith. As used in this Section, the term "Maximum Rate" means the maximum nonusurious rate of interest permitted from time to time to be contracted for, taken, charged or received with respect to the Note by the registered holder thereof, under applicable law as in effect with respect to this Agreement or the Note.

17. Waiver and Agreement. Neither the failure nor any delay on the part of MEGF to exercise any right, power or privilege herein or under any of the other Loan Documents shall operate as a waiver thereof nor shall any single or partial exercise of such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any provision in this Loan Agreement or in any of the other Loan Documents and no departure by Borrower therefrom shall be effective unless the same shall be in writing and signed by MEGF, and then shall be effective only in the specific instance and for the purpose for which given and to the extent specified in such writing. No modification or amendment to this Loan Agreement or to any of the other Loan Documents shall be valid or effective unless the same is signed by the party against whom it is sought to be enforced.

18. Benefits. This Agreement shall be binding upon and inure to the benefit of MEGF and Borrower, and their respective successors and assigns; provided, however, that Borrower may not, without the prior written consent of MEGF, assign any rights, powers, duties or obligations under this Agreement or any of the other Loan Documents.

19. Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, or (iv) telecopy (with receipt thereof confirmed by telecopier) sent to the intended addressee at the address set forth on the signature page hereof and shall be deemed to have been received either, in the case of personal delivery, as of the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service, or in the case of telecopy, upon receipt. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

20. GOVERNING LAW; VENUE; SUBMISSION TO JURISDICTION. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER OR THEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE PERFORMABLE BY THE PARTIES IN DALLAS COUNTY, TEXAS. BORROWER AND MEGF EACH AGREE THAT DALLAS COUNTY, TEXAS SHALL BE THE EXCLUSIVE VENUE FOR LITIGATION OF ANY DISPUTE OR CLAIM ARISING UNDER OR RELATING TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND THAT SUCH COUNTY IS A CONVENIENT FORUM IN WHICH TO DECIDE ANY SUCH DISPUTE OR CLAIM. BORROWER AND MEGF EACH CONSENT TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN DALLAS COUNTY, TEXAS FOR THE LITIGATION OF ANY SUCH DISPUTE OR CLAIM. BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

21. WAIVER OF JURY TRIAL. BORROWER AND MEGF EACH HEREBY IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME
     ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH.

22. Invalid Provisions. If any provision of this Agreement or any of the other Loan Documents is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Agreement or any of the other Loan Documents shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

23. Expenses. Borrower shall pay all costs and expenses (including, without limitation, reasonable attorneysfees) in connection with (i) the making of the Loan (including without limitation, the preparation and negotiation of this Agreement, the Note and the other Loan Documents and all filing fees and recording taxes), (ii) any action required in the course of administration of the indebtedness and obligations evidenced by the Loan Documents, and (iii) any action in the enforcement of MEGF's rights upon the occurrence of Event of Default.

24. Participation of the Loan. Borrower agrees that MEGF may, at its option, sell interests in the Loan and its rights under this Agreement and the other Loan Documents and, in connection with each such sale, MEGF may disclose any financial and other information available to MEGF concerning Borrower to each prospective purchaser and assignee.

25. Conflicts. In the event any term or provision hereof is inconsistent with or conflicts with any provision of the other Loan Documents, the terms and provisions contained in this Agreement shall be controlling.

26. Counterparts. This Agreement may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telecopy also shall deliver a manually executed counterpart of this Agreement but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

27. ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. THIS AGREEMENT ALSO AMENDS AND SUPERSEDES ANY OF THE TERMS OF ANY PRIOR WRITTEN AGREEMENTS WITH RESPECT TO THE MATTERS SET FORTH IN THIS AGREEMENT.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Note Purchase Agreement
129682
EXECUTED as of the date first above written.

CHAMPION TRAILER COMPANY, L.P.:              MARKPOINT EQUITY GROWTH FUND, J.V.:

 By: Durham Whitesell & Associates, LLC,     By:  The Markpoint Company,
     its general partner Venturer                 its Managing


By:  _____________________                   By: ____________________________
Name: ____________________                   Name: __________________________
Title: ___________________                   Title: _________________________

Borrower's Address:                          MEGF's Address:

111 Monument Circle, Suite 3680              15770 Dallas Parkway, Suite 800
Indianapolis, Indiana 46204                  Dallas, Texas  75248
Attn: Timothy S. Durham                      Attn:  Tex Sekhon
Telecopy No.                                 Telecopy No. 972-490-1980

With copy to:                                With a copy to:

Riley Bennett & Egloff, LLP .                Patton Boggs LLP
One American Square, 18th Floor              2001 Ross Avenue, Suite 3000
Indianapolis, Indiana 46282-0003             Dallas, Texas  75201
Attn: John Egloff, Esq.                      Attn:  Larry A. Makel, Esq.
Telecopy No. 317-636-8027                    Telecopy No. 214-758-1550

                               Index of Schedules

Schedule 6(d)            Subsidiaries
Schedule 6(f)            Litigation
Schedule 6(j)            Trademarks, Patents, Etc.
Schedule 6(k)            Debt and Liens
Schedule 6(l)            Shareholder Loans
Schedule 6(n)            Significant Contracts
Schedule 6 (p)           Outstanding Subscriptions, Warrants, Options, Etc.
Schedule 6(s)            Deposit Institutions
Schedule 9(e)            Liens
Schedule 9(f)            Indebtedness

THE RIGHTS AND REMEDIES OF MARKPOINT EQUITY GROWTH FUND, J.V. HEREUNDER ARE SUBJECT TO A SUBORDINATION AGREEMENT AMONG MARKPOINT EQUITY GROWTH FUND, J.V. AND BANK ONE INDIANA, N.A. DATED AS OF EVEN DATE HEREWITH.


                             PARENT PLEDGE AGREEMENT


THIS PLEDGE AGREEMENT ("Agreement") is made as of the 2nd day of May, 2000, by DURHAM WHITESELL & ASSOCIATES, LLC (hereinafter called "Pledgor"), in favor of MARKPOINT EQUITY GROWTH FUND, J.V. ("Secured Party"). Pledgor hereby agrees with Secured Party as follows:

1. Definitions. As used in this Agreement, the following terms shall have the meanings indicated below:


     (a) "Additional Property" shall mean the following property which Pledgor becomes entitled to receive or shall receive in connection with any other Collateral: (i) any equity ownership unit or stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split or spin-off, (ii) any option, warrant~ subscription or right, whether as an addition to or in substitution of any other Collateral; (iii) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (iv) any interest premium or principal payments; and (v) any conversion or redemption proceeds

     (b)  "Borrower" shall mean CHAMPION TRAILER COWANY, L.P.

     (c) "Code" shall mean the Uniform Commercial Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

     (d) "Collateral" shall mean all property specifically described on Schedule "A" attached hereto and made a part hereof The term Collateral, as used herein, shall also include (i) all certificates, instruments and/or other documents evidencing the foregoing, (ii) all renewals, replacements and substitutions of all of the foregoing,
          (iii) all Additional Property, and (iv) all PRODUCTS and PROCEEDS of all of the foregoing. The designation of proceeds does not authorize Pledgor to sell, transfer or otherwise convey any of the foregoing property. The delivery at any time by Pledgor to Secured Party of any property as a pledge to secure payment or performance of any indebtedness or obligation whatsoever shall also constitute a pledge of such property as Collateral hereunder.

     (e) "Financing Documents" shall mean all instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness, including, without limitation, the Security Agreement of even date herewith among Borrower and Secured Party, the Note Purchase Agreement of even date herewith among Borrower and Secured Party, the Note and the Holder Pledge Agreement of even date herewith by and between Secured Party and Timothy S. Durham, Terry G. Whitesell and Marcus Kennedy.

     (f) "Indebtedness" shall mean (i) indebtedness, obligations and liabilities owing by Borrower to Secured Party under the Note and Note Purchase Agreement and all other indebtedness, obligations and liabilities of Pledgor and Borrower (or either of them) to Secured Party of any kind or character, now existing or hereafter arising, whether direct indirect, related, unrelated, fixed, contingent~ liquidated, unliquidated, joint, several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisition by Secured Party, be or have been payable to or in favor of a third party and subsequently acquired by Secured Party (it being contemplated that Secured Party may make such acquisitions from third parties), including without limitation all indebtedness, obligations and liabilities of Pledgor and Borrower (or either of them) to Secured Party now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit assignment, purchase, overdraft, discount, indemnity agreement or otherwise, (ii) all obligations of Pledgor and Borrower (or either of them) to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness, obligations and liabilities described in (i) above, (iii) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness, obligations and liabilities described in (i) and (ii) above or the protection or preservation of, or realization upon, the collateral securing all or any pan of such indebtedness, obligations and liabilities, including without limitation all reasonable attorneys' fees, and (iv) all renewals, extensions, modifications and rearrangements of the indebtedness, obligations and liabilities described in (i), (ii) and (iii) above.

     (g) "Note" means that certain promissory note of even date herewith payable by Borrower to the order of Secured Party in the stated principal amount of $1,250,000.00, as may be renewed, extended, amended and modified.

          All words and  phrases  used  herein  which are  expressly  defined in
          Section 1.201, Chapter 8 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in
          Section 1.20 1, Chapter 8 or Chapter 9 of the Code.

2. Security Interest. As security for the Indebtedness, Pledgor, for value received, hereby grants to Secured Party a continuing security interest in the Collateral.

3. Additional property. Collateral shall also include the Additional Property; provided, however, that until the occurrence of an Event of Default (as hereinafter defined), Pledgor shall be entitled to all cash dividends and all interest paid on the Collateral (except interest paid on any certificate of deposit pledged hereunder) free of the security interest created under this Agreement. All Additional Property received by Pledgor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Pledgor, together with such instruments of transfer as Secured Party may request~ shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by Pledgor shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

4. Voting Rights. As long as no Event of Default shall have occurred hereunder, any voting rights incident to any stock or other securities or interests pledged as Collateral may be exercised by Pledgor; provided, however, that Pledgor will not exercise, or cause to be exercised, any such voting rights, without the prior written consent of Secured Party, if the direct or indirect effect of such vote will result in an Event of Default hereunder.

5. Maintenance of Collateral. Other than the exercise of reasonable care to assure the safe custody of any Collateral in Secured Party's possession from time to time, Secured Party does not have any obligation, duty or responsibility with respect to the Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Pledgor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i) Pledgor makes written demand to Secured Party to do so, (ii) such written demand is received by Secured Party in sufficient time to permit Secured Party to take the action demanded in the ordinary course of its business, and (iii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion; (c) collect any amounts payable in respect of the Collateral (Secured Party being liable to account to Pledgor only for what Secured Party may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral unless and until (i) Pledgor makes written demand upon Secured Party to sell the Collateral, and
     (ii) Pledgor provides additional collateral, acceptable to Secured Parry in its sole discretion; or (f) hold the Collateral for or on behalf of any party other than Pledgor.

6. Representations and Warranties. Pledgor hereby represents and wan-ants die following to Secured Party:

     (a) Due Authorization. The execution, delivery and performance of this Agreement and all of the other Financing Documents by Pledgor have been duly authorized by all necessary corporate action of Pledgor, to the extent Pledgor is a corporation, or by all necessary partnership action, to the extent Pledgor is a partnership.

     (b) Enforceability. This Agreement and the other Financing Documents constitute legal, valid and binding obligations of Pledgor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

     (c) Ownership and Liens. The equity interests issued by Borrower that constitutes a portion of the Collateral represents one percent (1%) of the issued and outstanding equity interests of Borrower. Pledgor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Pledgor has not executed any other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.

     (d) No Conflicts or Consents. Neither the ownership, the intended use of the Collateral by Pledgor, the grant of the security interest by Pledgor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, (B) the articles or certificate of incorporation or organization, charter, operating agreement, bylaws or partnership agreement, as the case may be, of Pledgor, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Pledgor or otherwise affecting the Collateral, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Pledgor or of any person except as may be expressly contemplated in the Financing Documents. Except as expressly contemplated in the Financing Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Pledgor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

     (e) Security Interest. Pledgor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral.

     (f) Location. Pledgor's residence or chief executive office, as the case may be, and the office where the records concerning the Collateral are kept is located at its address set forth on the signature page hereof

     (g) Solvency of Pledgor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Pledgor at the time of the execution of this Agreement
          (i) Pledgor is and will be solvent, (ii) the fair saleable value of Pledgor's assets exceeds and will continue to exceed Pledgor's liabilities (both fixed and contingent), (iii) Pledgor is paying and will continue to be able to pay its debts as they mature, and (iv) if Pledgor is not an individual, Pledgor has and will have sufficient capital to carry on Pledgor's businesses and all businesses in which Pledgor is about to engage.

     (h) Securities. Any certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Pledgor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral, except as has been disclosed to Secured Party in writing. To the best of Pledgor's knowledge, no issuer of such securities (other than securities of a class which are publicly traded) has any outstanding stock rights, rights to subscribe, options, wan-ants or convertible securities outstanding or any other rights outstanding entitling any party to have issued to such party capital stock of such issuer, except as has been disclosed to Secured Party in writing.

7. Affirmative Covenants. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

     (a) Ownership and Liens. Pledgor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Financing Documents. Pledgor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Pledgor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. Pledgor will defend at its expense Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

     (b) Inspection of Books and Records. Pledgor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives and agents appointed by Secured Party to inspect Pledgor's books and records of or relating to the Collateral at any time during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.

     (c) Adverse Claim. Pledgor covenants and agrees to promptly notify Secured Party of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at Pledgor's expense, defend Secured Party's security interest in the Collateral against the claims of any third party. Pledgor also covenants and agrees to promptly deliver to Secured Party a copy of all written notices received by Pledgor with respect to the Collateral, including without limitation, notices received from the issuer of any securities pledged hereunder as Collateral.

     (d) Delivery of Instruments and/or Certificates. Contemporaneously herewith, Pledgor covenants and agrees to deliver to Secured Party any certificates, documents or instruments representing or evidencing the Collateral, with Pledgor's endorsement thereon and/or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party.

     (e) Further Assurances. Pledgor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Secured Party; (C) cooperating with Secured Party in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Secured Party's security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party. If all or any part of the Collateral is securities issued by an agency or department of the United States, Pledgor covenants and agrees, at Secured Party's request, to cooperate in registering such securities in Secured Party's name or with Secured Party's account maintained with a Federal Reserve Bank, When applicable law provides more than one method of perfection of Secured Party's security interest in the Collateral, Secured Party may choose the method(s) to be used.

8. Negative Covenants. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

     (a) Transfer or Encumbrance. Pledgor will not (i) sell, assign (by operation of law or otherwise) or transfer Pledgor's rights in any of the Collateral, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, or (iii) deliver actual or constructive possession of any certificate, instrument or document evidencing and/or representing any of the Collateral to any party other than Secured Party.

     (b) Impairment of Security Interest. Pledgor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

     (c) Dilution of Ownership. As to any securities pledged as Collateral (other than securities of a class which are publicly traded), Pledgor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer (unless immediately upon issuance additional securities are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Secured Party had before such issuance), (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or nonoccurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities.

     (d) Restrictions on Securities. Pledgor will not enter into any agreement creating, or otherwise permit to exist any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party.

9. Rights of Secured Party. Secured Party shall have the rights contained in this Section at all times during the period of time this Agreement is effective. ,

     (a) Power of Attorney. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, to take any action and to execute any instrument which Secured Party may from time to time in Secured Party's discretion deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation, the following action: (i) transfer any securities, instruments, documents or certificates pledged as Collateral in the name of Secured Party or its nominee; (ii) use any interest premium or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the Indebtedness; (iii) exchange any of the securities pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such securities with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Secured Party may deem necessary or appropriate; (iv) exercise or comply with any conversion, exchange, redemption, subscription or any other right, privilege or option pertaining to any securities pledged as Collateral; provided, however, except as provided herein, Secured Party shall not have a duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so; and (v) file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral; provide , however, nothing herein shall allow Secured Party to confess any judgment with respect to any action which the Company is a plaintiff or defendant.

     (b) Performance by Secured . If Pledgor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Pledgor on demand.

          Notwithstanding any other provision herein to the contrary, Secured Party does not have any duty to exercise or continue to exercise any of the foregoing rights and shall not be responsible for any failure to do so or for any delay in doing so.

10. Events of Default. Each of the following constitutes an "Event of Default" under this Agreement:

     (a) Failure to Pay Indebtedness. Borrower or Pledgor shall fail to pay after the expiration of five (5) calendar days after Borrower has received notice (as dictated by the Note Purchase Agreement) from Secured Party of a failure by Borrower to pay any Indebtedness as and when due.

     (b) Non-Performance of Covenants. Borrower or Pledgor shall breach any covenant or agreement made herein or the Note Purchase Agreement, in any of the Financing Documents or in any other agreement now or hereafter entered into between Borrower or Pledgor and Secured Party.

     (c) False Representation. Any warranty or representation made herein or the Note Purchase Agreement or in any of the Financing Documents shall be false or misleading in any material respect when made.

     (d) Default Under Other Financing Documents. The occurrence of an event of default under the Note Purchase Agreement, any of the Financing Documents or any other agreement now or hereafter entered into between Borrower or Pledgor and Secured Party.

     (e) Untrue Financial Report. Any report, certificate, schedule, financial statement, profit and loss statement or other statement furnished by Borrower or Pledgor, or by any other person on behalf of Borrower or Pledgor, to Secured Party is not true and correct in any material respect.

     (f) Default to Third Party. The occurrence of any event which permits the acceleration of the maturity of any indebtedness owing by Borrower or Pledgor to any third party under any agreement or undertaking.

     (g) Bankruptcy The filing of a voluntary or involuntary case by or against Borrower or Pledgor under the United States Bankruptcy Code or other present or future federal or state insolvency, bankruptcy or similar laws (collectively, "Applicable Bankruptcy Law"), or the appointment of a receiver, trustee, conservator or custodian for a substantial portion of the assets of Borrower or Pledgor.

     (h) Insolvency. Borrower or Pledgor shall become insolvent, make a transfer in fraud of creditors or make an assignment for the benefit of creditors.

     (i) Involuntary Lien. The filing or commencement of any involuntary lien, garnishment, attachment or the like shall be issued against or with respect to the Collateral which the Borrower and/or Pledgor is not contesting in good faith.

     (j) Material Adverse Change. A material adverse change shall have occurred in the financial condition, business prospects or operations of Borrower or Pledgor or any of its subsidiaries.

     (k) Tax Lien. Borrower or Pledgor shall have a federal or state tax lien filed against any of its properties.

     (1) Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law which the Borrower and/or Pledgor is not contesting in good faith.

     (m) Guarantor's Obligations. If any of the obligations of any guarantor under the Financing Documents is limited or terminated by operation of law or by the guarantor, or any such guarantor becomes the subject of an insolvency proceeding.

     (n) Judgment. The entry against Borrower or Pledgor of a final and nonappealable judgment for the payment of money in excess of $50,000 (not covered by insurance satisfactory to Secured Party in its sole discretion).

     (o)  Dilution  of  Ownership.  The  issuer of any  securities  (other  than securities of a class which are publicly traded) constituting Collateral hereafter issues any shares of any class of capital stock (unless immediately upon issuance, additional securities are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Secured Party had before such issuance) or any options, warrants or other rights to purchase any such capital stock.

     (p) Bankruptcy of Issue . (i) The issuer of any securities constituting Collateral files a petition for relief under any Applicable Bankruptcy Law, (ii) an involuntary petition for relief is filed against any such issuer under any Applicable Bankruptcy Law, or (iii) an order for relief naming any such issuer is entered under any Applicable Bankruptcy Law.

     (q) Termination of Note Purchase Agreement. The expiration or termination of the Note Purchase Agreement.

11. Remedies and Related Rights. If an Event of Default shall have occurred, and without limiting any other rights and remedies provided herein, under any of the other Financing Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

     (a) Remedies. Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Financing Documents:

          (i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);

          (ii) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

          (iii)sell or otherwise dispose of, at its office, on the premises of Pledgor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

          (iv) buy the Collateral, or any portion thereof, at any public sale;

          (v) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

          (vi) apply for the appointment of a receiver for the Collateral, and Pledgor hereby consents to any such appointment; and

          (vii)at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise.

Pledgor agrees that in the event Pledgor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Pledgor's address set forth on the signature page hereof, five (5) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor further acknowledges and agrees that the redemption by Secured Party of any certificate of deposit pledged as Collateral shall be deemed to be a commercially reasonable disposition under Section 9.504(c) of the Code.

     (b) Private Sale of Securities. Pledgor recognizes that Secured Party may be unable to effect a public sale of all or any part of the securities pledged as Collateral because of restrictions in applicable federal and state securities laws and that Secured Party may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof Pledgor acknowledges that each any such private sale may be at prices and other terms less favorable then what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer to register such securities for public sale under any federal or state securities laws. Pledgor further acknowledges and agrees that any offer to sell such securities which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 9.504(c) of the Code, notwithstanding that such sale may not constitute a "public offering" under any federal or state securities laws and that Secured Party may, in such event, bid for the purchase of such securities.

     (c) Application of Proceeds. If any Event of Default shall have occurred, Secured Party may at its discretion apply or use any cash held by Secured Parry as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

          (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation,. reasonable attorneys' fees and expenses) incurred by Secured Party in connection with
               (A) the administration of the Financing Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and
               (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

          (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

          (iii) to the satisfaction of the Indebtedness;

          (iv) by holding such cash and proceeds as Collateral;

          (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.504(a)(3) of the Code or any other applicable statutory provision); and

          (vi) by delivery to Pledgor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

     (d) Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Borrower and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Financing Documents.

     (e) Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Pledgor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Pledgor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Pledgor from resorting to judicial process at either party's option.

     (f) Other Recourse. Pledgor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Pledgor in any suit arising out of the Indebtedness or any of the Financing Documents, or pursue any other remedy available to Secured Party. Pledgor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement renewal or extension of the Indebtedness. Pledgor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Pledgor shall have no right of subrogation and Pledgor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Pledgor authorizes Secured Party, and without notice or demand and without any reservation of rights against Pledgor and without affecting Pledgor's liability hereunder or on the Indebtedness, to (i) take or bold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Financing Documents executed by any third party, and (v) release or substitute any third party.

     (g) Voting Rights. Upon the occurrence of an Event of Default, Pledgor will not exercise any voting rights with respect to securities. pledged as Collateral. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact (such power of attorney being coupled with an interest) and proxy to exercise any voting rights with respect to Pledgor's securities pledged as Collateral upon the occurrence of an Event of Default.

     (h) Dividend Rights and interest Payments. Upon the occurrence of an Event of Default:

          (i) all rights of Pledgor to receive and retain the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 3 shall automatically cease, and all such rights shall thereupon become vested with Secured Party which shall thereafter have the sole right to receive, hold and apply as Collateral such dividends and interest payments; and

          (ii) all dividend and interest payments which are received by Pledgor contrary to the provisions of clause (i) of this Subsection shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor, and shall be forthwith paid over to Secured Party in the exact form received (properly endorsed or assigned if requested by Secured Party), to be held by Secured Party as Collateral.

12. Indemnity. Pledgor hereby indemnifies and agrees to hold harmless Secured Party, and its officers, directors, shareholders, employees, attorneys, representatives, agents and affiliates (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, demands, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims" which may be imposed on, incurred by, or asserted against, any Indemnified Person arising in connection with the Financing Documents the Indebtedness or the Collateral (including without limitation, the enforcement of the Financing Documents and the defense of any Indemnified Person's actions and/or inactions in connection with the Financing Documents); provide that the payment of such Claims shall be limited to the proceeds or products realized from the Collateral. WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO ANY CLAIMS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH ANDIOR ANY OTHER INDEMNIFIED PERSON, except to the limited extent the Claims against an Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. If Pledgor or any third parry ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement until such time as a court of competent jurisdiction enters a final judgment as to die extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

13.  Miscellaneous.

     (a) Entire Agreement. This Agreement contains the entire agreement of Secured Party and Pledgor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in fill force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

     (b) Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Financing Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

     (c) Actions by Secured Party. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by
          (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Pledgor hereunder.

     (d) Waiver by Secured Party. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default.
          Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Pledgor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances.

     (e) Costs and Expenses. After an event of default hereunder and a demand by Secured Party to the Pledgor for the Collateral, Pledgor will upon demand pay to Secured Party the amount of any and all costs and expenses (including without limitation, attorneys' fees and expenses), which Secured Party may incur in connection with (i) the exercise or enforcement of any of the rights of Secured Party under the Financing Documents with respect to the Collateral, or (ii) the failure by Pledgor to perform or observe any of the provisions hereof.

     (f) Governing Law; Venue; Submission to Jurisdiction. THIS AGREEMENT SHALL HE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS. THIS AGREEMENT IS PERFORMABLE BY THE PARTIES IN DALLAS COUNTY, TEXAS. PLEDGOR AND SECURED PARTY (BY ITS ACCEPTANCE HEREOF) EACH AGREE THAT DALLAS
          COUNTY, TEXAS SHALL BE THE EXCLUSIVE VENUE FOR LITIGATION OF ANY DISPUTE OR CLAIM ARISING UNDER OR RELATING TO THIS AGREEMENT, AND THAT SUCH COUNTY IS A CONVENIENT FORUM IN WHICH TO DECIDE ANY SUCH DISPUTE OR CLAIM. PLEDGOR AND SECURED PARTY (BY ITS ACCEPTANCE HEREOF) EACH CONSENT TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN DALLAS COUNTY, TEXAS FOR THE LITIGATION OF ANY SUCH DISPUTE OR CLAIM. PLEDGOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     (g) Waiver of Jury Trial. PLEDGOR AND SECURED PARTY (BY ITS ACCEPTANCE HEREOF) EACH HEREBY IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANYTRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH.

     (h) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

     i) No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Borrower or Pledgor.

     j.) Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, or
          (iv) telecopy (with receipt thereof confirmed by telecopier) sent to the intended addressee at the address set forth on the signature page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service, or in the case of telecopy, upon receipt. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

     (k) Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral, (ii) shall be binding on Pledgor and the heirs, executors, administrators, personal representatives, successors and assigns of Pledgor, and (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Financing Documents to any other party. Pledgor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

     (l) Termination. It is contemplated by the parties hereto that from time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon
          (i) the satisfaction in full of the Indebtedness, (ii) the termination or expiration of any commitment of Secured Party to extend credit to Pledgor and/or Borrower, (iii) written request for the termination hereof delivered by Pledgor to Secured Party, and (iv) written release delivered by Secured Parry to Pledgor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Pledgor's written request Secured Party will, at Pledgor's sole cost and expense, return to Pledgor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

     (m) Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Financing Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

     (n) Gender and Number. Within this Agreement words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

     (o)  Descriptive   Headings.   The  headings  in  this  Agreement  are  for
          convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

EXECUTED as of the date first written above.

PLEDGOR:

DURHAM WHITESELL & ASSOCIATES, LLC

By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------

Pledgor's Address:


Telecopy No.
             ----------------------------------------


SECURED PARTY:

MARKPOINT EQUITY GROWTH FUND, J.V.

By: The Markpoint Company, its Managing Venturer

By:
   ------------------------------------
Name: Tex Sekhon
Title: President

Secured Party's Address:

Markpoint Equity Growth Fund, J.V.
15770 Dallas Parkway, Suite 800
Dallas, Texas 75248
ATTN: Tex Sekhon
Telecopy No. 972-490-1980

                             SUBORDINATION AGREEMENT

     This Subordination Agreement, made effective as of the 2nd day of May, 2000 by and between MARKPOINT EQUITY GROWTH FUND, J.V., a Texas joint venture (the "Junior Creditor") and BANK ONE, INDIANA, N.A., a national banking association (the "Bank");

                                   WITNESSETH:

     WHEREAS, the Junior Creditor is the holder of that certain Promissory Note dated the date hereof from Champion Trailer Company, L.P. (the "Borrower") in the aggregate principal amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) (the "Subordinated Note") pursuant to that certain Note Purchase Agreement of even date herewith among Junior Creditor and Borrower (the "Note Agreement"); and

     WHEREAS, the Bank, pursuant to a certain Credit Agreement between the Borrower and the Bank dated of even date herewith (as the same may be amended, modified or replaced from time to time, the "Credit Agreement"), has agreed to extend credit facilities and financial accommodations to the Borrower, subject to the subordinations and other agreements herein; and

     NOW, THEREFORE, for value received, and in consideration of the premises, the parties agree as follows:

     1.   Certain Definitions. As used herein:

     "Default Notice" means a notice which states that a default or an event of default under any provision of the Junior Debt has occurred and that Junior Creditor desires to take such action available to Junior Creditor under the Note Agreement and the Loan Documents.

     "Junior Debt" means the indebtedness evidenced by the Subordinated Note, all loans, advances, liabilities or debit balances owed by the Borrower to the Junior Creditor, due or to become due, secured or unsecured, now existing or hereafter arising, together with all interest, fees, charges, expenses and attorneys' fees which the Borrower is now or hereafter becomes liable to pay to the Junior Creditor in connection with the foregoing and together with all extensions, renewals, and modifications thereof or of any part thereof.

     "Proceeding" has the meaning assigned to it in Section 5 hereof.

     "Senior Debt" means all loans, advances, liabilities, debit balances, covenants and duties at any time owed by the Borrower to the Bank, whether direct or indirect, absolute or contingent, secured or unsecured, due or to become due, now existing or hereafter arising, together with all interest, fees, charges, expenses and attorneys' fees for which the Borrower is now or hereafter becomes liable to pay to the Bank and with any extensions, renewals, and modifications thereof or of any part thereof, provided that the maximum amount of the Senior Debt (exclusive of interest thereon, collection costs and attorneys' fees) that the Junior Creditor is subordinated to, and which is entitled to the benefit of this Agreement, shall not exceed Two Million Dollars ($2,000,000). "Default" and "Unmatured Default" shall have the meanings ascribed thereto in the Credit Agreement.

     All other capitalized terms used herein but not defined herein shall have the meaning ascribed to them in the Note Agreement.

     2. Subordination. The Junior Creditor hereby agrees that the Junior Debt is subordinated to the payment of all Senior Debt. The Subordinated Note and each instrument hereafter evidencing Junior Debt shall bear a conspicuous legend that it is subordinated to the Senior Debt. Notwithstanding the order of recording, filing, attachment or perfection of any security interest or lien, the Junior Creditor also hereby subordinates any lien it may have to secure the Junior Debt on any property of the Borrower, whether real or personal, tangible or intangible, to any lien on such property given to the Bank to secure any Senior Debt. Except as provided for in this Section 2, the Junior Creditor hereby agrees that any proceeds from the sale or foreclosure of Borrower's property shall first be applied to the Senior Debt until the Senior Debt has been fully, finally and irrevocably paid before any application to the Junior Debt. Notwithstanding anything to the contrary within this Agreement, the Bank hereby agrees that Junior Creditor has and shall have priority over Bank regardless of the order of recording, filing, attachment or perfection of any security interest or lien over the capital stock or equivalent equity units of the Borrower.

     3. No Payment or Acceleration. Except as provided in Sections 2 and 4 hereof:

     (a) If (i) any default in the payment on account of any principal of or interest on, or any other amounts owing in respect of any Senior Debt (whether at maturity or at a date fixed for prepayment or by declaration, acceleration or otherwise) occurs or exists, or (ii) any event of default under Sections 7(c), (e), (f) or (g) of the Credit Agreement occurs or exists, then the rights of Junior Creditor to receive any payments or other distributions with respect to the Junior Debt shall be suspended from and after the date that Junior Creditor receives a notice to suspend payments under the Junior Debt (a "Stop Payment Notice"), unless and until the earliest to occur of the following: (1) written notice from the Bank that each event of default which is the subject of such Stop Payment Notice has been waived or cured or ceases to exist, (2) 90 days shall have elapsed since the date upon which Junior Creditor received such Stop Payment Notice, and
          (3) the Senior Debt has been paid in full and all commitments of the Bank to Borrower under the Credit Agreement shall have expired or been terminated; provided, however, that Bank shall not be permitted to (i) issue a Stop Payment Notice more than twice within any 365 consecutive days or (ii) use any event or circumstance which constitutes a default that the Bank knows exists as of the date that such a Stop Payment Notice is issued as a basis for the issuance of any other Stop Payment Notice unless such event or circumstance had been waived, cured or ceased to exist.

     (b) Notwithstanding anything to the contrary contained in this Section 3 or elsewhere in this Agreement (i) Borrower may pay and Junior Creditor may take and retain any scheduled payment on the Junior Debt as set forth in the current terms of the Subordinated Note before receipt by Junior Creditor of a Stop Payment Notice, (ii) Borrower shall be entitled to resume the making of any payments otherwise prohibited under this Section 3, including any payments previously suspended, at the earlier of (A) such time as the Senior Debt shall have been paid in fall and all commitments of the Bank to Borrower under the Credit Agreement shall have expired or been terminated, or
          (B) such time as the default giving rise to such prohibition shall have been cured or waived or the applicable period following the date upon which Junior Creditor received the relevant Stop Payment Notice shall have elapsed.

     4. Standstill. Junior Creditor agrees to promptly send to Bank a copy of any notice of default under the Junior Debt sent to Borrower and farther agrees that Junior Creditor shall not exercise any rights or remedies or take any enforcement action available upon the occurrence of a default or an event of default or otherwise under the Loan Documents evidencing, governing or securing the Junior Debt or take any action toward the collection of any Junior Debt until the earliest of (a "Standstill Period") (a) the expiration of 90 days following the Banks receipt of a Default Notice unless the event of default that is the subject of the Default Notice has been waived or cured, (b) the expiration of 90 days following Junior Creditor's receipt of a Stop Payment Notice, (c) the exercise by Bank of any acceleration or foreclosure available to it upon a default or event of default with respect to the Senior Debt, (d) the occurrence of a Proceeding, or (e) all of the Senior Debt shall have been paid in full and all commitments of the Bank to Borrower under the Credit Agreement shall have expired or been terminated; provided, however, that with respect to clause (a) and (b) above, no subsequent Standstill Period shall prevent Junior Creditor from continuing the prosecution of any remedial action or foreclosure commenced within a reasonable time after the expiration of a previous Standstill Period with respect to an Event of Default under the Junior Debt that began before or during such previous Standstill Period and has continued since that time. The failure to make a payment of principal of, interest on, or fees, costs or expenses relative to, any of the Junior Debt by reason of any provision of this Agreement shall not be construed as preventing the occurrence of a default or event of default with respect to such Junior Debt. Not withstanding the foregoing, Junior Creditor shall not be entitled to exercise any rights or remedies or take any enforcement action upon the expiration of a Standstill Period if no default or event of default under the Junior Debt has occurred and is continuing at the time of such expiration.

     5. Liquidation. Upon any liquidation, dissolution or other winding up of the Borrower or its business or any sale, receivership, insolvency, reorganization or bankruptcy proceeding, assignment for the benefit of creditors, arrangement for the commencement of any proceeding by or against the Borrower for any relief under any bankruptcy, reorganization or insolvency law or laws, federal or state, or any other law, federal or state, relating to the relief of debtors, readjustment of debt reorganization, composition or extension (a "Proceeding"), then and in any such event, any such payment or distribution of any kind or character, whether in cash, property or securities (except securities which are subordinate and junior in right of payment to the payment of Senior Debt at least to the extent provided in this Agreement) which, but for the subordination provisions contained herein, would otherwise be payable or deliverable to the Junior Creditor upon or in respect of any Junior Debt, shall, instead be paid over or delivered to the Bank for application as a payment or prepayment on account of the Senior Debt until the final satisfaction of the Senior Debt after giving effect to any concurrent payment or distribution to the holders of the Senior Debt. Junior Creditor shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which proceedings are pending, or a certificate of the liquidating trustee or other person making any distribution to Junior Creditor, for the purpose of ascertaining the persons entitled to participate in such distribution, the Bank and the holders of other debt of Borrower, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Agreement.

     6. Turnover of Payments. Should any payment, distribution, security or instruments or any proceeds thereof, other than regularly scheduled payments of interest and principal in accordance with current terms of the Subordinated Note outside of a Standstill Period, be received by the Junior Creditor upon or with respect to the Junior Debt prior to the full, final and irrevocable payment of the Senior Debt and termination of all financing arrangements between the Borrower and the Bank, the Junior Creditor shall receive and hold the same in trust, as trustee, in precisely the form received (except for the endorsement or assignment by such Junior Creditor where necessary), for application to the Senior Debt, whether or not due.

     7. Enforcement of Junior Debt. The Junior Creditor irrevocably authorizes and empowers the Bank, under the circumstances set forth in Section 5 hereof, to file claims and proofs of claim in any statutory or non-statutory proceeding, in the name of the Bank or in the name of the Junior Creditor or otherwise, if Junior Creditor fails to do so within ten (10) days of the bar date pertaining thereto; provided, however, that Bank shall not be permitted to vote such claim, all rights with respect thereto being hereby retained by Junior Creditor. Junior Creditor covenants to the Bank that it will not vote any such claim in a manner materially detrimental to the priority of the Bank's claims as senior lender or in contravention of U.S.C.A. ss. 1129 (b)(2). In any event, the Junior Creditor shall not contest the validity, perfection, recording, effectiveness or priority of any liens securing the Senior Debt. The Junior Creditor hereby agrees, under the circumstances set forth in Section 5 hereof, duly and promptly to take such action as may be reasonably requested at any time and from time to time by the Bank to collect the Junior Debt for the account of the Bank and to file appropriate proofs of claim in respect thereof. Except as set forth in Section 3 hereof, any and all monies so collected or received by the Bank shall be retained indefeasibly by the Bank for application to the Senior Debt until the Senior Debt is fully, finally and irrevocably paid and all financing arrangements between the Borrower and the Bank are terminated. In no event shall the Bank be liable to the Junior Creditor for any failure to prove any Junior Debt, to exercise any right with respect thereto or to collect any sums payable thereon.

     8. Waivers. Without the consent of Junior Creditor and subject to the maximum amount of Senior Debt entitled to the benefit of this Subordination Agreement, any demand by the Bank for payment of the Senior Debt may be rescinded by the Bank in whole or in part and any of the Senior Debt may be continued, and the Senior Debt or the liability of the Borrower or any other party upon or for any part thereof or any collateral security or guaranty therefor or any right of offset with respect thereto or any obligation or liability of the Borrower or any other party under any of the Senior Debt may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered or released by the Bank or the amount thereof increased or decreased. The instruments evidencing the Senior Debt or any loan agreements, collateral, security documents, guaranties or other documents in connection therewith may be amended, modified, supplemented, terminated or replaced, in whole or in part as the Bank may deem advisable from time to time; provided, however, that notwithstanding the foregoing, Bank shall not without the prior written consent of Junior Creditor amend, modify or supplement the following terms of and provisions of such documents or instruments if the effect is to: (a) increase the interest rate on the Senior Debt above the rates in effect on the date of this Agreement (except for increases due to changes in the Bank's prime rate), (b) accelerate the dates upon which payments of principal or interest are due on the Senior Debt (other than an acceleration on account of an event of default under the Loan Documents evidencing, governing or securing the Senior Debt) or (c) change, amend or add any financial covenant in a manner to be more restrictive to Borrower.

     9. Representations and Warranties of the Junior Creditor. The Junior Creditor hereby represents, warrants and covenants to the Bank that (a) he has not heretofore assigned, transferred or created a security interest in, or otherwise encumbered the Junior Debt (b) the Junior Debt is not represented by any instrument or document other than the Subordinated Note and the security agreement from the Borrower in favor of the Junior Creditor of even date herewith, as approved by the Bank, (c) the Junior Creditor is not insolvent as of the date hereof, (d) the documents evidencing and governing the Junior Debt may be amended or modified without the prior written consent of the Bank; provider, however, that notwithstanding the foregoing, Junior Creditor shall not without the prior written consent of the Bank amend, modify or supplement the following terms of and provisions of such documents or instruments if the effect is to: (i) increase the interest rate on the Junior Debt above the non-default rate in effect on the date of this Agreement, (ii) accelerate the dates upon which payments of principal or interest are due on the Junior Debt (other than an acceleration on account of an event of default under the Loan Documents evidencing, governing or securing the Junior Debt) or (iii) change, amend or add any financial covenant in a manner to be more restrictive to Borrower; (e) any Junior Debt now or hereafter existing will not be represented by any instrument or document other than those that have been delivered to the Bank or marked to indicate that they are subject to this Subordination Agreement, (f) the Junior Creditor has been made aware the Senior Debt may be, in part, of a revolving nature and that the amount thereof which may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, subject to the maximum amount of Senior Debt entitled to the benefit of this Subordination Agreement, and (g) the Junior Creditor will not further subordinate any of the Junior Debt without the prior written consent of the Bank.

     10. Termination. Upon (a) the full, final and irrevocable payment of all Senior Debt and (b) the termination of all agreements under which the Bank is obligated to extend credit, make advances, loans or other financial accommodations to the Borrower, the Junior Creditor, by written notice to the Bank, may terminate this Subordination Agreement. In the event of any termination of this Subordination Agreement by operation of law, this Subordination Agreement shall continue in full force and effect as to all Junior Debt and all Senior Debt outstanding at the date of such termination, until such Senior Debt has been fully, finally and irrevocably paid and discharged.

     11. Payments Notwithstanding. No payment or distribution of any character, whether in cash, securities or other property (except securities that are subordinate and junior in right of payment to the payment of Senior Debt at least to the extent provided in Us Agreement), to which Junior Creditor would have been entitled except for the provisions of this Agreement and that shall have been made to or for the account of Bank shall, as between Borrower and its creditors (other than Bank), be deemed to be a payment or distribution by Borrower to or for the account of Bank, and from and after the payment in full in cash of all Senior Debt and termination of all commitments of the Borrower under the Credit Agreement, Junior Creditor shall be subrogated to all rights of Bank to receive any further payments or distribution applicable to the Senior Debt until the principal of and interest on the Junior Debt shall be paid in full and no such payment or distribution made pursuant to such rights of subrogation to Junior Creditor that otherwise would be payable or distributable to or for the account of Bank shall, as between Borrower and its creditors (other than Junior Creditor), be deemed to be a payment or distribution by Borrower to Junior Creditor or on account of the Junior Debt.

     12. No Prejudice or Impairment. The provisions of this Agreement are solely for the purposes of defining the relative rights of Bank, on the one hand and Junior Creditor, on the other hand. Bank shall not be prejudiced in the right to enforce subordination of the Junior Debt by any act or failure to act by Borrower or anyone in custody of its assets or property. Nothing herein shall impair, as between Borrower and Junior Creditor, the obligation of Borrower, which is unconditional and absolute, to pay to Junior Creditor the principal of and interest on the Junior Debt as and when the same shall become due in accordance with their terms, nor shall anything herein prevent Junior Creditor from exercising all remedies otherwise permitted by applicable law upon default under the Loan Documents evidencing, governing or securing the Junior Debt, subject, however, to the provisions of this Agreement and the rights of Bank to the extent provided herein. Junior Creditor shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to Junior Creditor or the taking of any other action under this Agreement unless and until Junior Creditor shall have received written notice from Bank and, prior to the receipt of any such notice, Junior Creditor shall be entitled to assume conclusively that no such facts exist.

     13. Default. In the event of a breach by the Borrower of this Subordination Agreement, each of the Bank and Junior Creditor may declare the Senior Debt or Junior Debt, respectively, to be immediately due and payable, however, all provisions of this Subordination Agreement with respect to rights and remedies shall continue to apply,

     14. Notices. All notices, requests, demands or other communications required or permitted under this Subordination Agreement or by law shall be in writing and shall be deemed to have been duly given, made and received only when delivered against receipt or when deposited in a receptacle of the United States mail, certified or registered, postage prepaid, return receipt requested, addressed, appropriately, as follows:

         If to the Bank:                   Bank One, Indiana, N.A.
                                           Bank One Center Tower, 4th Floor
                                           111 Monument Circle, IN1-0046
                                           Indianapolis, Indiana 46277
                                           Attention: David R. Owen
                                           Facsimile: (317) 592-5269

          If to the Junior                  Markpoint Equity Growth Fund, J.V.
          Creditor:                         15770 Dallas Parkway, Suite 800
                                            Dallas, Texas 75248
                                            Attn: Tex Sekhon
                                            Facsimile: (972) 490-1980

          With a copy (which shall
          not constitute notice)            Patton Boggs LLP
                                            2001 Ross Avenue, Suite 3000
                                            Dallas, Texas 75201
                                            Attn: Larry A. Makel, Esq.
                                            Facsimile: (214) 758-1550

Any party may change its address for notice by giving notice in conformity with the requirements of this Section.

     15. Non-Waiver. No delay on the part of the Bank or the Junior Creditor in exercising any right hereunder or in failing to exercise the same shall operate as a waiver of such right, and no notice to or demand on the Borrower or the Junior Creditor, to the extent applicable, shall be deemed a waiver of any obligation or duty of the Borrower or such Junior Creditor of the right of the Bank or Junior Creditor to take further action without notice or demand. No modification, alteration or waiver of any of the provisions of this Subordination Agreement shall be affected unless in writing and signed by the Bank and Junior Creditor

     16. Subrogation. Once the Senior Debt has been fully, finally and irrevocably paid and discharged, the Junior Creditor shall be subrogated to all rights of the Bank to receive payments or distributions of cash, property or securities payable or distributable on account of the Senior Debt and no such payment or distribution made pursuant to such rights of subordination to Junior Creditor that otherwise would be payable or distributable to or for the account of the Bank shall, as between Borrower and its creditors (other than Junior Creditor) be deemed to be a payment or distribution by Borrower to Junior Creditor or on account of Junior Debt.

     17. Assignment. If the Junior Creditor desires to assign or transfer any document or instrument evidencing or securing Junior Debt or any benefits thereof to any other person, the Junior Creditor shall notify the Bank thereof and shall advise such person of this Subordination Agreement. On or prior to the date of such assignment, and as a condition thereof, the Junior Creditor shall obtain an undertaking from such person to be bound hereby in form and substance satisfactory to the Bank. If Borrower is in the process of refinancing a portion of the Senior Debt or Junior Debt with a new lender (such refinancing to be in accordance with the provisions of the Loan Documents evidencing, governing or securing the Senior Debt), and if the party who wishes to be refinanced makes a request of the other parties hereto, Junior Creditor or Bank, as the case may be, may agree to enter into a new, substitute agreement with the new lender; provided, however, that any such new, substitute agreement shall be in a form, and contain such terms and conditions, as may be acceptable to the party whose financial accommodations to Borrower are not being refinanced; and provided further, however, that in no circumstances shall the party hereto whose financial accommodations to Borrower are not being refinanced be obligated to enter into such an agreement if the substitute agreement deprives it of any material right, privilege or benefit accorded to it hereunder.

     18. Application of Proceeds. Except as set forth in Section 2 hereof, Bank and Junior Creditor agree to apply the proceeds of the Collateral in the following order irrespective of the application of any rule of law or the defect or impairment of any Loan Document evidencing, governing or securing the Senior Debt, any Loan Document evidencing, governing or securing the Junior Debt or security interest, lien or assignment thereunder:

     first, to the payment of all costs and expenses of Bank (including, without limitation, the reasonable fees and expenses of legal counsel and other agents) incurred in connection with the collection of such Proceeds or the protection of the rights and interests of Bank therein;

     second, to the payment in full of all Senior Debt, in such order as the Bank shall determine in it sole discretion;

     third, to  the  payment  of all  costs  and  expenses  of  Junior  Creditor
          (including, without limitation, the reasonable fees and expenses of legal counsel and other agents) incurred in connection with the collection of such Proceeds or the protection of the rights and interests of Junior Creditor therein;

     fourth, to the  payment in full of all Junior  Debt in such order as Junior
          Creditor shall determine
                      in its sole discretion; and

     finally, to pay any surplus then remaining to the owner of such Collateral or its successors or assigns or as a court of competent jurisdiction may direct.

     19. Governing Law. The validity, construction and enforcement of this Subordination Agreement shall be governed by the internal laws of the State of Indiana, notwithstanding the fact that Indiana conflict of law rules might otherwise require the substantive rules of law of another jurisdiction to apply. The Junior Creditor consents to the jurisdiction of any state or federal court located within Marion County, Indiana. All service of process may be made by messenger, certified mail, return receipt requested or by registered mail directed to the Junior Creditor at the address indicated in Section 14 hereof, and the Junior Creditor otherwise waives personal service of any and all process made upon the Junior Creditor. The Junior Creditor waives any objection which the Junior Creditor may have to any proceeding commenced in a federal or state court located within Marion County, Indiana, based upon improper venue or forum non conveniens. Nothing contained in this Section shall affect the right of the Bank to serve legal process in any other manner permitted by law or to bring any action or proceeding against the Junior Creditor or its property in the courts of any other jurisdiction.

     20. Successors and Assigns. This Subordination Agreement shall inure to the benefit of the Bank, its successors and assigns, and shall be binding upon the Junior Creditor and its successors and assigns. Any reference to the Borrower herein shall be deemed to refer to Champion Trailer Company, L.P., its successors and assigns, including any receiver, trustee or debtor-in-possession of or for the Borrower.

     21. Severability. The provisions of this Subordination Agreement are independent and separable from one another. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of other provisions hereof and that this Subordination Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

     22. Additional Documentation. The Junior Creditor agrees to execute and deliver to the Bank such further instruments and take such further action as the Bank may at any time, and from time to time, reasonably request in order to carry out the provisions and intent of this Subordination Agreement.

     23.  Limited  Duty.  The  rights  granted  to each of the Bank  and  Junior
Creditor in this Subordination Agreement are solely for its protection and nothing herein contained imposes on each of the Bank or Junior Creditor any duties with respect to any property either of the Borrower or of the Junior Creditor, as applicable, received by the Bank beyond the duty to exercise reasonable care in the custody and preservation of such property while in the its possession. Neither the Bank nor the Junior Creditor has any duty to preserve rights against prior parties on any instrument or chattel paper received from the Borrower or the Junior Creditor, as applicable, as collateral security for the Senior Debt, the Junior Debt or any portion thereof.

     24. Counterparts. This Subordination Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed and delivered by the parties, constituting an original but all such counterparts together constituting but one and the same instrument.

     25. Entire Agreement. This Subordination Agreement constitutes the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, whether express or implied, oral or written.

     26. Reinstatement of Obligations and Security. To the extent that the Borrower or any obligor makes a payment to the Bank or the Bank receives any payment(s) or proceeds of the collateral securing the Senior Debt for the Borrower's benefit, which payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable doctrine, then, to the extent of such payment(s) or proceeds received and not retained by the Bank, the Junior Creditor's obligations intended to be satisfied thereby and this Subordination Agreement shall be reinstated and continue in full force and effect until full and final payment shall have been made to the Bank. The Junior Creditor agrees to hold in trust for the Bank and promptly remit to the Bank any payments received by the Junior Creditor after such invalidated, rescinded or returned payment(s) were originally made until the Senior Debt is satisfied in full.

     27. No Marshalling. The Junior Creditor, on its own behalf and on behalf of its successors and assigns hereby expressly waives all rights, if any, to require a marshalling of the assets of the Borrower or any obligor by the Bank or to require that the Bank first resort to some or any portion of the collateral before foreclosing upon, selling or otherwise realizing on any other portion thereof.

     28. Waiver of Jury Trial. THE BANK AND THE JUNIOR CREDITOR, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS SUBORDINATION AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS SUBORDINATION AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY OF TEEM. NEITHER THE BANK NOR THE JUNIOR CREDITOR SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THIS WAIVER SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY OF THE BANK NOR THE JUNIOR CREDITOR EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY BOTH OF THEM.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the undersigned have executed or caused to be executed this Subordination Agreement as of the date first above written.

                                 "JUNIOR CREDITOR"

                                 MARKPOINT EQUITY GROWTH FUND, J.V.

                                 By:      The Markpoint Company,
                                          its Managing Venturer


                                 By:_________________________________
                                        Tex Sekhon
                                        President

ACCEPTED:
                                 "BANK"

                                 BANK ONE, INDIANA, N.A.


                                 By:_______________________________________
                                        David R. Owen
                                        Vice-President

THE RIGHTS AND REMEDIES OF MARKPOINT EQUITY GROWTH FUND, J.V. HEREUNDER ARE SUBJECT TO A SUBORDINATION AGREEMENT AMONG MARKPOINT EQUITY GROWTH FUND, J.V.AND BANK ONE INDIANA, N.A. DATED AS OF EVEN DATE HEREWITH.

                               SECURITY AGREEMENT

THIS SECURITY AGREEMENT ("Agreement") is made as of the 2 day of May, 2000, by CHAMPION TRAILER COMPANY, L.P. (hereinafter called "Debtor", whether one or more), in favor of MARKPOINT EQUITY GROWTH FUND, J.V., a Texas joint venture authorized to do business in Texas ("Secured Party"). Debtor hereby agrees with Secured Party as follows:

1. Definitions. As used in this Agreement, the following terms shall have the meanings indicated below:

     (a) "Code" shall mean the Uniform Commercial Code as in effect in the State of Texas, as it may hereafter be amended from time to time.

     (b)  "Collateral" shall mean all of the property set forth below:

          Accounts. All present and future accounts, contract rights, chattel paper, documents, instruments, deposit accounts and general intangibles now or hereafter owned by Debtor, all money and other funds of Debtor which may now or hereafter come into the possession, custody or control of Secured Party, all books of account and customer lists, and in any case where an account arises from the sale of goods, the interest of Debtor in such goods.

          Inventory. All present and hereafter acquired inventory (including without limitation, all raw materials, work in process and finished goods) owned by Debtor wherever located.

          Equipment. All equipment of whatsoever kind and character now or hereafter owned by Borrower (including, without limitation, the equipment described on Exhibit "A" attached hereto), together with all replacements, accessories, additions, substitutions and accessions to all of the foregoing.

          Other. All goods and investment property now or hereafter owned by Borrower, including all proceeds therefrom.

          The term Collateral, as used herein, shall also include (i) all records relating in any way to the foregoing (including, without limitation, any computer software, whether on tape, disk, card, strip, cartridge or any other form), and (ii) all PRODUCTS and PROCEEDS of all of the foregoing (including without limitation, insurance payable by reason of loss or damage to the foregoing property). The designation of proceeds does not authorize Debtor to sell, transfer or otherwise convey any of the foregoing property except finished goods intended for sale in the ordinary course of Debtor's business or as otherwise provided herein.

     (c) "Financing Documents" shall mean all instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness, including, without limitation, the Parent Pledge Agreement of even date herewith among Secured Party and Durham Whitesell & Associates, the Note, the Note Purchase Agreement of even date herewith among Borrower and Secured Party and the Holder Pledge Agreement of even date herewith among the Secured Party, Timothy S. Durham, Marcus Kennedy and Terry G. Whitesell.

     (d) "Indebtedness" shall mean (i) indebtedness, obligations and liabilities owing by Debtor to Secured Party under the Note and all other indebtedness, obligations and liabilities of Debtor to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisition by Secured Party, be or have been payable to or in favor of a third party and subsequently acquired by Secured Party (it being contemplated that Secured Party may make such acquisitions from third parties), including without limitation all indebtedness, obligations and liabilities of Debtor to Secured Party now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise, (ii) all obligations of Debtor to Secured Party under any documents evidencing. securing, governing and/or pertaining to all or any part of the indebtedness, obligations and liabilities described in (i) above,
          (iii) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness, obligations and liabilities described in (i) and (ii) above or the protection or preservation of. or realization upon, the collateral securing all or any part of such indebtedness, obligations and liabilities, including without limitation all reasonable attorneys' fees, and (iv) all renewals, extensions, modifications and rearrangements of the indebtedness, obligations and liabilities described in (i), (ii) and (iii) above.

     (e) "Note" means that certain promissory note of even date herewith payable by Debtor to the order of Secured Party in the stated principal amount of $1,250,000, as may be renewed, extended, amended and modified.

All words and phrases used herein which are expressly defined in Section 1.201 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in
Section 1.201 or Chapter 9 of the Code.

2. Security Interest. As security for the Indebtedness, Debtor, for value received, hereby grants to Secured Party a continuing security interest in the Collateral.

3. Representations and Warranties. Debtor hereby represents and warrants the following to Secured Party:

     (a) Due Authorization . The execution, delivery and performance of this Agreement and all of the other Financing Documents executed by Debtor have been duly authorized by all necessary partnership action.

     (b) Enforceability . This Agreement and the other Financing Documents executed by Debtor constitute legal, valid and binding obligations of Debtor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

     (c) Ownership and Liens. Debtor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, (other than those in favor of Secured Party or otherwise expressly permitted in the other Financing Documents or the Senior Subordination Agreement). No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Debtor has not executed any other security agreement currently affecting the Collateral and no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party or as expressly permitted in the other Financing Documents.

     (d) No Conflicts or Consents. Neither the ownership, the intended use of the Collateral by Debtor, the grant of the security interest by Debtor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of
          (A) any domestic or foreign law, statute, rule or regulation, (B) the articles or certificate of incorporation, charter, bylaws or partnership agreement, as the case may be, of Debtor, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Debtor, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Debtor or of any person except as may be expressly contemplated in the Financing Documents. Except as expressly contemplated in the Financing Documents, no consent, approval, authorization or order of, and no notice to or filing with, any court governmental authority or third party is required in connection with the grant by Debtor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

     (e) Security Interest. Debtor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance (other than those in favor of Secured Party or otherwise disclosed to and consented by Secured Party in writing). This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral securing the Indebtedness. Possession by Secured Party of all instruments, chattel paper and cash constituting Collateral from time to time and/or the filing of the financing statements delivered prior hereto and/or concurrently herewith by Debtor to Secured Party will perfect and establish the first priority of Secured Party's security interest hereunder in the Collateral.

     (f) Location. Debtor's residence or chief executive office, as the case may be, and the office where the records concerning the Collateral are kept is located at its address set forth on the signature page hereof. Except as specified elsewhere herein, all Collateral shall be kept at such address and such other addresses as may be listed in Schedule "A" attached hereto and made a part hereof

     (g) Solvency of Debtor. As of the date hereof. and after giving effect to this Agreement and the completion of all other transactions contemplated by Debtor at the time of the execution of this Agreement,
          (i) Debtor is and will be solvent, (ii) the fair saleable value of Debtor's assets exceeds and will continue to exceed Debtor's liabilities (both fixed and contingent), (iii) Debtor is paying and will continue to be able to pay its debts as they mature. and (iv) if Debtor is not an individual, Debtor has and will have sufficient capital to carry on Debtor's businesses and all businesses in which Debtor is about to engage.

     (h) Compliance with Environmental Laws. Except as disclosed in writing to Secured Party, Debtor is conducting Debtor's businesses in material compliance with all applicable federal, state and local laws, statutes, ordinances, rules, regulations, orders, determinations and court decisions, including without limitation, those pertaining to health or environmental matters.

     (i) Inventory. The security interest in the inventory granted hereunder shall continue through all stages of manufacture and shall, without further action, attach to the accounts or other proceeds resulting from the sales lease or other disposition thereof and to all such inventory as may be returned to Debtor by its account debtors.

     (h) Accounts. Each account pledged hereunder represents the valid and legally binding indebtedness of a bona fide account debtor arising from the sale or lease by Debtor of goods or the rendition by Debtor of services and is not subject to contra accounts, setoffs, defenses or counterclaims by or available to account debtors obligated on the accounts except as disclosed by Debtor to Secured Party from time to time in writing. The amount shown as to each account on Debtor's books is the true and undisputed amount owing and unpaid thereon, subject only to discounts, allowances, rebates, credits and adjustments to which the account debtor has a right and which have been disclosed to Secured Party in writing.

     (k) Chattel Paper, Documents and Instruments. The chattel paper, documents and instruments of Debtor pledged hereunder have only one original counterpart and no party other than Debtor or Secured Party is in actual or constructive possession of any such chattel paper, documents or instruments.

4. Affirmative Covenants. Debtor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

     (a) Ownership and Liens. Debtor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except those in favor of Secured Party and the security interests and other encumbrances expressly permitted by the other Financing Documents or the Senior Subordination Agreement of even date herewith between Secured Party and Bank One, Indiana. N.A. Debtor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Debtor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except those liens expressly permitted in the other Financing Documents or as may have been filed in favor of Secured Party. Debtor will defend at its expense Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

     (b) Further Assurances. Debtor will from time to time at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing such financing or continuation statements, or amendments thereto; and (B) furnishing to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral, all in reasonable detail satisfactory to Secured Party.

     (c) Inspection of Collateral. Debtor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives and agents appointed by Secured Party to inspect any of the Collateral and the books and records of or relating to the Collateral at any time during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.

     (d) Payment of Taxes. Debtor (i) will timely pay all property and other taxes, assessments and governmental charges or levies imposed upon the Collateral or any part thereof, (ii) will timely pay all lawful claims which, if unpaid, might become a lien or charge upon the Collateral or any part thereof, and (iii) will maintain appropriate accruals and reserves for all such liabilities in a timely fashion in accordance with generally accepted accounting principles. Debtor may, however, delay paying or discharging any such taxes, assessments, charges, claims or liabilities so long as the validity thereof is contested in good faith by proper proceedings and provided Debtor has set aside on Debtor's books adequate reserves therefor; provided, however, Debtor understands and agrees that in the event of any such delay in payment or discharge and upon Secured Party's written request, Debtor will establish with Secured Party an escrow acceptable to Secured Party adequate to cover the payment of such taxes, assessments and governmental charges with interest, costs and penalties and a reasonable additional sum to cover possible costs, interest and penalties (which escrow shall be returned to Debtor upon payment of such taxes, assessments, governmental charges, interests, costs and penalties or disbursed in accordance with the resolution of the contest to the claimant) or furnish Secured Party with an indemnity bond secured by a deposit in cash or other security acceptable to Secured Party. Notwithstanding any other provision contained in this Subsection, Secured Party may at its discretion exercise its rights under Subsection 6(c) at any time to pay such taxes, assessments, governmental charges, interest, costs and penalties.

     (e) Mortgagee's and Landlord's Waivers. Debtor shall cause each mortgagee of real property owned by Debtor and each landlord of real property leased by Debtor to execute and deliver agreements satisfactory in form and substance to Secured Party by which such mortgagee or landlord waives or subordinates any rights it may have in the Collateral.

     (f) Accounts and General Intangible. Debtor will duly perform and cause to be performed all of its obligations with respect to the goods or services, the sale or lease or rendition of which gave rise or will give rise to each account pledged hereunder and all of its obligations to be performed under or with respect to the general intangibles pledged hereunder. Debtor also covenants and agrees to take any action and/or execute any documents that Secured Party may request in order to comply with the Federal Assignment of Claims Act, as amended.

     (g) Chattel Paper. Documents and Instruments .Debtor will take such action as may be requested by Secured Party in order to cause any Collateral which constitute chattel paper, documents or instruments to be valid and enforceable and will cause all chattel paper to have only one original counterpart. Upon request by Secured Party, Debtor will deliver to Secured Party all originals of chattel paper, documents or instruments or will mark all originals of chattel paper with a legend indicating that such chattel paper is subject to the security interest granted hereunder.

     (h) Condition of Goods. Debtor will maintain, preserve, protect and keep all Collateral which constitutes goods in good condition, repair and working order and will cause such Collateral to be used and operated in good and workmanlike manner, in accordance with applicable laws and in a manner which will not make void or cancelable any insurance with respect to such Collateral. Debtor will promptly make or cause to be made all repairs, replacements and other improvements to or in connection with the Collateral which Secured Party may request from time to time.

     (i) Insurance. Debtor will, at its own expense, maintain insurance with respect to all Collateral which constitutes goods in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to Secured Party from time to time. If requested by Secured Party, each policy for property damage insurance shall provide for all losses to be paid directly to Secured Party. If requested by Secured Party, each policy of insurance maintained by Debtor shall (i) name Debtor and Secured Party as insured parties thereunder (without any representation or warranty by or obligation upon Secured Party) as their interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to Secured Party notwithstanding any action, inaction or breach of representation or warranty by Debtor, (iii) provide that there shall be no recourse against Secured Party for payment of premiums or other amounts with respect thereto, and (iv) provide that at least ten (10) days prior written notice of cancellation or of lapse shall be given to Secured Party by the insurer. Debtor will, if requested by Secured Party, deliver to Secured Party original or duplicate policies of such insurance and, as often as Secured Party may reasonably request a report of a reputable insurance broker with respect to such insurance. Debtor will also, at the request of Secured Party, duly execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment. All insurance payments in respect of loss of or damage to any Collateral shall be paid to Secured Party and applied as Secured Party in its sole discretion deems appropriate.

5. Negative Covenants. Debtor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

     (a) Transfer or Encumbrance. Debtor will not (i) sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of the Collateral, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party except as permitted in the other Financing Documents, or (iii) deliver actual or constructive possession of any of the Collateral to any party other than Secured Party, except for
          (A) sales and leases of inventory in the ordinary course of business, and (B) the sale or other disposal of any item of equipment which is worn out or obsolete and which has been replaced by an item of equal suitability and value, owned by Debtor and made subject to the security interest under this Agreement, but which is otherwise free and clear of any lien, security interest, encumbrance or adverse claim; provided, however, the exceptions permitted in clauses (A) and
          (B) above shall automatically terminate upon the occurrence of an Event of Default.

     (b) Impairment of Security Interest. Debtor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

     (c) Possession of Collateral. Debtor will not cause or permit the removal of any Collateral from its possession, control and risk of loss, nor will Debtor cause or permit the removal of any Collateral from the address on the signature page hereof and the addresses specified on Schedule "A" to this Agreement other than (i) as permitted by Subsection 5(a), or (ii) in connection with the possession of any Collateral by Secured Party or by its bailee.

     (d) Goods. Debtor will not permit any Collateral which constitutes goods to at any time (i) be covered by any document except documents in the possession of the Secured Party, (ii) become so related to, attached to or used in connection with any particular real property so as to become a fixture upon such real property, or (iii) be installed in or affixed to other goods so as to become an accession to such other goods unless such other goods are subject to a perfected first priority security interest under this Agreement.

     (e) Compromise of Collateral. Debtor will not adjust, settle, compromise, amend or modify any Collateral, except an adjustment, settlement, compromise, amendment or modification in good faith and in the ordinary course of business: provided. however, this exception shall automatically terminate upon the occurrence of an Event of Default or upon Secured Party's written request. Debtor shall provide to Secured Party such information concerning (i) any adjustment, settlement, compromise, amendment or modification of any Collateral, and (ii) any claim asserted by any account debtor for credit, allowance, adjustment. dispute, setoff or counterclaim, as Secured Party may request from time to time.

     (f)  Financing   Statement   Filings.   Debtor  recognizes  that  financing
          statements pertaining to the Collateral have been or may be filed where Debtor maintains any Collateral, has its records concerning any Collateral or has its residence or chief executive office, as the case may be. Without limitation of any other covenant herein, Debtor will not cause or permit any change in the location of (i) any Collateral,
          (ii) any records concerning any Collateral or (iii) Debtor's residence or chief executive office, as the case may be, to a jurisdiction other than as represented in Subsection 3(f) unless Debtor shall have notified Secured Party in writing of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Secured Party for the purpose of further perfecting or protecting the security interest in favor of Secured Party in the Collateral. In any written notice furnished pursuant to this Subsection, Debtor will expressly state that the notice is required by this Agreement and contains facts that may require additional filings of financing statements or other notices for the purpose of continuing perfection of Secured Party's security interest in the Collateral.

     (g) Liquidations, Mergers . Debtor shall not merge or consolidate with or into any other entity or liquidate, dissolve or otherwise cease conducting business.

6. Rights of Secured Party. Secured Party shall have the rights contained in this Section at all times during the period of time this Agreement is effective.

     (a) Additional Financing Statements Filing. Debtor hereby authorizes Secured Party to file, without the signature of Debtor, one or more financing or continuation statements, and amendments thereto, relating to the Collateral. Debtor further agrees that a carbon, photographic or other reproduction of this Security Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction Secured Party may deem appropriate.

     (b) Power of Attorney. Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in Secured Party's discretion, to take any action and to execute any instrument which Secured Party may deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation, (i) to obtain and adjust any insurance required by Secured Party hereunder;
          (ii) to demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of the Collateral: (iii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or (ii) above: and (iv) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral; provided, however, that nothing herein shall permit Secured Party to confess any judgment with respect to any action which the Company is a plaintiff or defendant.

     (c) Performance by Secured Party. If Debtor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Debtor on demand.

     (d) Debtor's Receipt of Proceeds. All amounts and proceeds (including instruments and writings) received by Debtor in respect of accounts, general intangibles or chattel paper shall be received in trust for the benefit of Secured Party hereunder and, upon request of Secured Party, shall be segregated from other property of Debtor and shall be forthwith delivered to Secured Party in the same form as so received (with any necessary endorsement) and applied to the Indebtedness in such manner as Secured Party deems appropriate in its sole discretion.

     (c) Notification of Account Debtors. Secured Party may at its discretion from time to time notify any or all obligors under any accounts, general intangibles or chattel paper (i) of Secured Party's security interest in such accounts or general intangibles and direct such obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Secured Party, and (ii) to verify the accounts, general intangibles or chattel paper with such obligors. Secured Party shall have the right, at the expense of Debtor. to enforce collection of any such accounts, general intangibles or chattel paper and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as Debtor.

7. Events of Default. Each of the following constitutes an "Event of Default" under this Agreement:

     (a) Failure to Pay Indebtedness. Debtor shall fail to pay after the expiration of five (5) calendar days after Borrower has received notice (as dictated by the Note Purchase Agreement) from Secured Party of a failure by Borrower to pay any Indebtedness as and when due.

     (b) Non-Performance of Covenants. Debtor shall breach any covenant or agreement made herein, in any of the Financing Documents or in any other agreement now or hereafter entered into between Debtor and Secured Party.

     (c) False Representation. Any warranty or representation made herein or in any of the Financing Documents shall be false or misleading in any material respect when made.

     (d) Default Under Other Financing Documents. The occurrence of an event of default under any of the Financing Documents or any other agreement now or hereafter entered into between Debtor and Secured Party.

     (e) Untrue Financial Report. Any report, certificate, schedule, financial statement, profit and loss statement or other statement furnished by Debtor, or by any other person on behalf of Debtor, to Secured Party is not true and correct in any material respect.

     (f) Default to Third Party. The occurrence of any event which permits the acceleration of the maturity of any indebtedness owing by Debtor to any third party under any agreement or undertaking.

     (g) Bankruptcy. The filing of a voluntary or involuntary case by or against Debtor under the United States Bankruptcy Code or other present or future federal or state insolvency, bankruptcy or similar laws, or the appointment of a receiver, trustee, conservator or custodian for a substantial portion of Debtor's assets.

     (h) Insolvency. Debtor shall become insolvent, make a transfer in fraud of creditors or make an assignment for the benefit of creditors.

     (i) Involuntary Lien. The filing or commencement of any involuntary lien, garnishment, attachment or the like shall be issued against or with respect to the Collateral which the Debtor is not contesting in good faith.

     (j) Material Adverse Change. A material adverse change shall have occurred in the financial condition, business prospects or operations of Debtor or any of its subsidiaries.

     (k) Tax Lien. Debtor shall have a federal or state tax lien filed against any of its properties which the Debtor is not contesting in good faith.

     (l) Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law.

     (m) Guarantor's Obligations. If any of the obligations of any guarantor under the Financing Documents or other third-party agreement related to the transactions contemplated hereby is limited or terminated by operation of law or by the guarantor, or any such guarantor becomes the subject of an insolvency proceeding.

     (n) Judgment. The entry against Debtor of a final and nonappealable judgment for the payment of money in excess of $50,000 (not covered by insurance satisfactory to Secured Party in its sole discretion).

8. Remedies and Related Rights. If an Event of Default shall have occurred, and without limiting any other rights and remedies provided herein, under any of the other Financing Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

     (a) Remedies. Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Financing Documents:

          (i) exercise in respect of the Collateral all the rights and remedies of a Secured Party under the Code (whether or not the Code applies to the affected Collateral);

          (ii) require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of the Secured Party, assemble the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties:

          (iii)reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

          (iv) sell or otherwise dispose of, at its office, on the premises of Debtor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceeding , and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral:

          (v)  buy the Collateral, or any portion thereof, at any public sale;

          (vi) buy the Collateral, or any portion thereof at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations:

          (vii)apply for the appointment of a receiver for the Collateral, and Debtor hereby consents to any such appointment; and

          (viii) at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise.

Debtor agrees that in the event Debtor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Debtor's address set forth on the signature page hereof, five (5) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) Application of Proceeds. If any Event of Default shall have occurred, Secured Party may at its discretion and without notice to Debtor (any requirement of notice being expressly waived) apply or use any cash held by Secured Party as Collateral. and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

          (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with
               (A) the administration of the Financing Documents, (B) the custody, preservation, use or operation of, or the sale of collection from, or other realization upon, the Collateral, and
               (C) the exercise or enforcement or any of the rights and remedies of Secured Party hereunder;

          (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

          (iii)to the satisfaction of the Indebtedness (without constituting a retention of collateral in satisfaction of an obligation within the meaning of Section 9.505 of the Code);

          (iv) by holding such cash and proceeds as Collateral;


          (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.504(a)(3) of the Code or any other applicable statutory provision); and

          (vi) by delivery to Debtor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a Court of competent jurisdiction or otherwise.

     (c) Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled. Debtor and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Financing Documents.

     (d) Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Debtor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Debtor from resorting to judicial process at either party's option.

     (e) Other Recourse. Debtor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Debtor in any suit arising out of the Indebtedness or any of the Financing Documents, or pursue any other remedy available to Secured Party. Debtor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement renewal or extension of the Indebtedness. Debtor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Debtor shall have no right of subrogation and Debtor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Debtor authorizes Secured Party, and without notice or demand and without any reservation of rights against Debtor and without affecting Debtor's liability hereunder or on the Indebtedness to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Financing Documents executed by any third party, and (v) release or substitute any third party.

9. Indemnity. Debtor hereby indemnifies and agrees to hold harmless Secured Party, and its officers, directors, shareholders, employees, attorneys, representatives, agents and affiliates (each an "Indemnified Person" from and against any and all liabilities, obligations, claims, demands, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by, or asserted against, any Indemnified Person arising in connection with the Financing Documents, the Indebtedness or the Collateral (including without limitation, the enforcement of the Financing Documents and the defense of any Indemnified Person's actions and/or inactions in connection with the Financing Documents). WITHOUT LIMITATION. THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO ANY CLAIMS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH AND/OR ANY OTHER INDEMNIFIED PERSON, except to the limited extent the Claims against an Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. If Debtor or any third party ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

10.  Miscellaneous.

     (a) Entire Agreement. This Agreement contains the entire agreement of Secured Party and Debtor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

     (b) Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Financing Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

     (c) Actions by Secured Party. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by
          (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Debtor hereunder.

     (d) Waiver by Secured Party. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default.
          Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Debtor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Debtor in any case shall of itself entitle Debtor to any other or further notice or demand in similar or other circumstances.

     (e) Costs and Expense. Debtor will upon demand pay to Secured Party the amount of any and all costs and expenses (including without limitation, attorneys' fees and expenses), which Secured Party may incur in connection with (i) the transactions which give rise to the Financing Documents, (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Financing Documents, (iii) the administration of the Financing Documents, (iv) the custody, preservation, use or operation of, or the sale of collection from, or other realization upon, the Collateral,
          (v) the exercise or enforcement of any of the rights of Secured Party under the Financing Documents, or (vi) the failure by Debtor to perform or observe any of the provisions hereof

     (f) Governing Law; Venue; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS. THIS AGREEMENT IS PERFORMABLE BY THE PARTIES IN DALLAS COUNTY, TEXAS. DEBTOR AND SECURED PARTY (BY ITS ACCEPTANCE HEREOF) EACH AGREE THAT DALLAS COUNTY, TEXAS SHALL BE THE EXCLUSIVE VENUE FOR LITIGATION OF ANY DISPUTE OR CLAIM ARISING UNDER OR RELATING TO THIS AGREEMENT, AND THAT SUCH COUNTY IS A CONVENIENT FORUM IN WHICH TO DECIDE ANY SUCH DISPUTE OR CLAIM. DEBTOR AND SECURED PARTY (BY ITS ACCEPTANCE HEREOF) EACH CONSENT TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN DALLAS COUNTY, TEXAS FOR THE LITIGATION OF ANY SUCH DISPUTE OR CLAIM. DEBTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     (g) Waiver of Jury Trial. DEBTOR AND SECURED PARTY (BY ITS ACCEPTANCE HEREOF) EACH HEREBY IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH.

     (h) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

     (i) No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Debtor.

     (j) Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and give by (i) personal delivery, (ii) expedited delivery service with proof of delivery, (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, or
          (iv) telecopy (with receipt thereof confirmed by telecopier) sent to the intended addressee at the address set forth on the signature page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the mariner provided herein, in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service, or in the case of telecopy, upon receipt. Either parry shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

     (k) Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral, (ii) shall be binding on Debtor and the heirs, executors, administrators, personal representatives, successors and assigns of Debtor, and (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Financing Documents to any other party. Debtor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

     (l) Termination. It is contemplated by the parties hereto that from time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon
          (i) the satisfaction in full of the Indebtedness, (ii) the termination or expiration of any commitment of Secured Party to extend credit to Debtor, (iii) written request for the termination hereof delivered by Debtor to Secured Party, and (iv) written release or termination delivered by Secured Party to Debtor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Debtor's written request, Secured Party will, at Debtor's sole cost and expense, return to Debtor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

     (m) Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Financing Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

     (n) Gender and Number. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

     (o)  Descriptive   Heading  .  The  headings  in  this  Agreement  are  for
          convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

EXECUTED as of the date first written above.

DEBTOR:

CHAMPION TRAILER COMPANY, L.P.

By:      Durham Whitesell & Associates,
         its general partner

         By: __________________________
         Name: ________________________
         Title: _________________________

Debtor's Address:

Champion Trailer Company, L.P.
111 Monument Circle, Suite 3680
Indianapolis, Indiana 46204
ATTN:  Timothy S. Durham
Telecopy No. 317-237-0137

SECURED PARTY:

MARKPOINT EQUITY GROWTH FUND, J.V.

By:      The Markpoint Company, its Managing Venturer


         By: ____________________________________
         Name: Tex Sekhon
         Title:  President

Secured Party's Address:

Markpoint Equity Growth Fund, J.V.
15770 Dallas Parkway, Suite 800
Dallas, Texas  75248
ATTN:  Tex Sekhon
Telecopy No. 972-490-1980

THE RIGHTS AND REMEDIES OF MARKPOINT EQUITY GROWTH FUND, J.V. HEREUNDER ARE SUBJECT TO A SUBORDINATION AGREEMENT AMONG MARKPOINT EQUITY GROWTH FUND, J.V. AND BANK ONE INDIANA, N.A. DATED AS OF EVEN DATE HEREWITH.


                             HOLDER PLEDGE AGREEMENT


THIS PLEDGE AGREEMENT ("Agreement") is made as of the 2nd day of May, 2000, by TIMOTHY S. DURHAM, TERRY G. WHITESELL and MARCUS KENNEDY (hereinafter individually and collectively referred to as "Pledgor"), in favor of MARKPOINT EQUITY GROWTH FUND, J.V. ("Secured Party"). Pledgor hereby agrees with Secured Party as follows:


1. Definitions. As used in this Agreement, the following terms shall have the meanings indicated below:

     (a) "Additional Property" shall mean the following property which Pledgor becomes entitled to receive or shall receive in connection with any other Collateral: (i) any stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split or spin-off; (ii) any option, warrant~ subscription or right, whether as an addition to or in substitution of any other Collateral; (iii) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property;
          (iv) any interest premium or principal payments; and (v) any conversion or redemption proceeds.

     (b)  "Borrower" shall mean Champion Trailer Company, L.P.

     (c) "Code' shall mean the Uniform Commercial Code as in effect in the State of Texas on the date of this Agreement or as it may hereafter be amended from time to time.

     (d)  "Collateral,   shall  mean  all  property  specifically  described  on
          Schedule "A" attached hereto and made a part hereof The term Collateral, as used herein, shall also include (i) all certificates, instruments and/or other documents evidencing the foregoing, (ii) all renewals, replacements and substitutions of all of the foregoing,
          (iii) all Additional Property, and (iv) all PRODUCTS and PROCEEDS of all of the foregoing. The designation of proceeds does not authorize Pledgor to sell, transfer or otherwise convey any of the foregoing property.

     (e) "Financing Documents" shall mean all instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness, including, without limitation, the Security Agreement dated as of the date hereof among the Secured Party and the Borrower, the Note Purchase Agreement of even date herewith among Borrower and Secured Party, the Note and the Parent Pledge Agreement dated as of even date herewith by and between Secured Party and Parent.

     (f) "Indebtedness" shall mean (i) indebtedness, obligations and liabilities owing by Borrower to Secured Party under the Note and all other indebtedness, obligations and liabilities of Pledgor and
          Borrower (or either of them) to Secured Party of any kind or character, now existing or hereafter arising, whether direct~ indirec4 related, unrelated, fixed, comingen4 liquidated, unliquidated, joint several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisition by Secured Party, be or have been payable to or in favor of a third party and subsequently acquired by Secured Party (it being contemplated that Secured Party may make such acquisitions from third parties), including without limitation all indebtedness, obligations and liabilities of Pledgor and Borrower (or either of them) to Secured Party now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement letter of credit, assignment purchase, overdraft discount~ indemnity agreement or otherwise, (ii) all obligations of Pledgor and Borrower (or either of them) to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness, obligations and liabilities described in
          (i) above, (iii) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness, obligations and liabilities described in (i) and
          (ii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness, obligations and liabilities, including without limitation all reasonable attorneys, fees, and (iv) all renewals, extensions, modifications and rearrangements of the indebtedness, obligations and liabilities described in (i), (ii) and (iii) above.

     (g) "Note" means that certain promissory note of even date herewith payable by Borrower to the order of Secured Party In the stated principal amount of $1.250,000.00. as such promissory note may be renewed, extended, amended and modified.

     (h) "Parent" means Durham Whitesell & Associates, LLC. an Indiana limited liability company.

All words and phrases used herein which are expressly defined in Section U01, Chapter 8 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1.20 1, Chapter 8 or Chapter 9 of the Code.

2. Security Interest. As security for the Indebtedness, Pledgor, for value received, hereby grants to Secured Party a continuing security interest in the Collateral.

3. Additional Property. Collateral shall also include the Additional Property; provided, however, that until the occurrence of an Event of Default (as hereinafter defined), Pledgor shall be entitled to all cash dividends and all interest paid on the Collateral (except interest paid on any certificate of deposit pledged hereunder) free of the security interest created under this Agreement. All Additional Property received by Pledgor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Pledgor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by Pledgor shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent.

4. Voting Rights. As long as no Event of Default shall have occurred hereunder, any voting rights incident to any stock or other securities pledged as Collateral may be exercised by Pledgor; provided, however, that Pledgor will not exercise, or cause to be exercised, any such voting rights, without the prior written consent of Secured Party, if the direct or indirect effect of such vote will result in an Event of Default hereunder.

5. Maintenance of Collateral. Other than the exercise of reasonable care to assure the safe custody of any Collateral in Secured Party's possession from time to time, Secured Party does not have any obligation, duty or responsibility with respect to the Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Pledgor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i) Pledgor makes written demand to Secured Party to do so, (ii) such written demand is received by Secured Party in sufficient time to permit Secured Party to take the action demanded in the ordinary course of its business, and (iii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion; (c) collect any amounts payable in respect of the Collateral (Secured Party being liable to account to Pledgor only for what Secured Party may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral unless and until W Pledgor makes written demand upon Secured Party to sell the Collateral, and
     (ii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion; or (f) hold the Collateral for or on behalf of any party other than Pledgor.

6. Representations and Warranties. Pledgor hereby represents and wan-ants the following to Secured Party:

     (a) Due Authorization. The execution, delivery and performance of this Agreement and all of the other Financing Documents by Pledgor have been duly authorized by all necessary corporate action of Pledgor, to the extent Pledgor is a corporation, or by all necessary partnership action, to the extent Pledgor is a partnership.

     (b) Enforceability. This Agreement and the other Financing Documents to which each of Pledgor is a party constitute legal, valid and binding obligations of Pledgor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

     (c) Ownership and Liens. The equity interests issued by Parent that constitutes a portion of the Collateral represents one hundred percent (100%) of the issued and outstanding equity interests of Parent. Pledgor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Pledgor has not executed any other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.

     (d) No Conflicts or Consents. Neither the ownership, the intended use of the Collateral by Pledgor, the grant of the security interest by Pledgor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, and
          (B) any agreement, judgment, license. order or permit applicable to or binding upon Pledgor or otherwise affecting the Collateral, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Pledgor or of any person except as may be expressly contemplated in the Financing Documents. Except as expressly contemplated in the Financing Documents, no consent, approval, authorization or order of and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Pledgor of the security interest herein or the exercise by Secured Parry of its rights and remedies hereunder.

     (e) Security Interest. Pledgor has arid will have at all times full right~ power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral.

     (f) Location. Pledgor's residence or chief executive office, as the case may be, and the office where the records concerning the Collateral are kept is located at its address set forth on the signature page hereof.

     (g) Solvency of Pledgor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Pledgor at the time of the execution of this Agreement, (i) Pledgor is and will be solvent, (ii) the fair saleable value of Pledgor's assets exceeds and will continue to exceed Pledgor's liabilities (both fixed and contingent), (iii) Pledgor is paying and will continue to be able to pay its debts as they mature, and (iv) if Pledgor is not an individual, Pledgor has and will have sufficient capital to carry on Pledgor's businesses and all businesses in which Pledgor is about to engage.

     (h) Securities. Any certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Pledgor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral, except as has been disclosed to Secured Party in writing. To the best of Pledgor's knowledge, no issuer of such securities (other than securities of a class which are publicly traded) has any outstanding stock rights, rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding entitling any party to have issued to such party capital stock of such issuer, except as has been disclosed to Secured Party in writing.

7. Affirmative Covenants. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

     (a) Ownership and Liens. Pledgor will maintain good and marketable tide to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Financing Documents. Pledgor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Pledgor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. Pledgor will defend at its expense Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

     (b) Inspection of Books and Records. Pledgor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives and agents appointed by Secured Party to inspect Pledgor's books and records of or relating to the Collateral at any time during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.

     (c) Adverse Claim. Pledgor covenants and agrees to promptly notify Secured Party of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at Pledgor's expense, defend Secured Party's security interest in the Collateral against the claims of any third party. Pledgor also covenants and agrees to promptly deliver to Secured Party a copy of all written notices received by Pledgor with respect to the Collateral, including without limitation, notices received from the issuer of any securities pledged hereunder as Collateral.

     (d) Delivery of Instruments and/or Certificates. Contemporaneously herewith, Pledgor covenants and agrees to deliver to Secured Party any certificates, documents or instruments representing or evidencing the Collateral, with Pledgor's endorsement thereon and/or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party.

     (e) Further Assurance . Pledgor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest (h) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Secured Party; (C) cooperating with Secured Party in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Secured Party's security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party required by Secured Party. in form and substance satisfactory to Secured Party. If all or any part of the Collateral is securities issued by an agency or department of the United States, Pledgor covenants and agrees, at Secured Party's request, to cooperate in registering such securities in Secured Party's name or with Secured Party's account maintained with a Federal Reserve Bank. When applicable law provides more than one method of perfection of Secured Party's security interest in the Collateral, Secured Parry may choose the method(s) to be used.

8. Negative Covenants. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

     (a) Transfer or Encumbrance. Pledgor will not (i) sell, assign (by operation of law or otherwise) or transfer Pledgor's rights in any of the Collateral, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, or (iii) deliver actual or constructive possession of any certificate, instrument or document evidencing and/or representing any of the Collateral to any party other than Secured Party.

     (b) Impairment of Security Interest. Pledgor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

     (c) Dilution of Ownership. As to any securities pledged as Collateral (other than securities of a class which are publicly traded), Pledgor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer (unless immediately upon issuance additional securities are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Parry a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Secured Party had before such issuance), (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities.

     (d) Restrictions on Securities. Pledgor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party.

9. Rights of Secured Party. Secured Party shall have the rights contained in this Section at all times during the period of time this Agreement is effective.

     (a) Power of Attorney. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, to take any action and to execute any instrument which Secured Party may from time to time in Secured Party's discretion deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation, the following action: (i) transfer any securities, instruments, documents or certificates pledged as Collateral in the name of Secured Party or its nominee; (ii) use any interest, premium or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the Indebtedness; (iii) exchange any of the securities pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such securities with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Secured Party may deem necessary or appropriate; (iv) exercise or comply with any conversion, exchange, redemption, subscription or any other right privilege or option pertaining to any securities pledged as Collateral; provided, however, except as provided herein, Secured Party shall not have a duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so; and (v) file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral; provided, however, that nothing herein shall permit Secured Pam to confess any judgment with respect to any action which the Company is a plaintiff or defendant.

     (b) Performance by Secured. If Pledgor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Pledgor on demand.

Notwithstanding any other provision herein to the contrary, Secured Party does not have any duty to exercise or continue to exercise any of the foregoing rights and shall not be responsible for any failure to do so or for any delay in doing so.

10. Events of Default. Each of the following constitutes an "Event of Default" under this Agreement:

     (a) Failure to Pay Indebtedness. Borrower or Pledgor shall fail to pay after the expiration of five (5) calendar days after Borrower has received notice (as dictated by die Note Purchase Agreement) from Secured Party of a failure by Borrower to pay any Indebtedness as and when due.

     (b) Non-Performance of Covenants. Borrower or Pledgor shall breach any covenant or agreement made herein, in any of the Financing Documents or in any other agreement now or hereafter entered into between Borrower or Pledgor and Secured Party.

     (c) False Representation. Any warranty or representation made herein or in any of the Financing Documents shall be false or misleading in any material respect when made.

     (d) Default Under Other Financing Documents. The occurrence of an event of default under any of the -- Financing Documents or any other agreement now or hereafter entered into between Borrower or Pledgor and Secured Party.

     (e) Untrue Financial Report. Any report, certificate, schedule, financial statement, profit and loss statement or other statement furnished by Borrower or Pledgor, or by any other person on behalf of Borrower or Pledgor, to Secured Party is not true and correct in any material respect.

     (f) Default to Third Party. The occurrence of any event which permits the acceleration of the maturity of any indebtedness owing by Borrower or Pledgor to any third party under any agreement or undertaking.

     (g) Bankruptcy. The filing of a voluntary or involuntary case by or against Borrower or Pledgor under the United States Bankruptcy Code or other present or future federal or state insolvency, bankruptcy or similar laws (collectively, "Applicable Bankruptcy Law") or the appointment of a receiver, trustee, conservator or custodian for a substantial portion of the assets of Borrower or Pledgor.

     (h) Insolvency. Borrower or Pledgor shall become insolvent, make a transfer in fraud of creditors or make an assignment for the benefit of creditors.

     (i) Involuntary Lien. The filing or commencement of any involuntary lien, garnishment, attachment or the like shall be issued against or with respect to the Collateral which the Borrower and/or Pledgor is not contesting in good faith.

     (j) Material Adverse Change. A material adverse change shall have occurred in the financial condition, business prospects or operations of Borrower or Pledgor or any of its subsidiaries.

     (k) Tax Lien. Borrower or Pledgor shall have a federal or state tax lien filed against any of its properties which the Borrower and/or Pledgor is not contesting in good faith

     (l) Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law.

     (m) Guarantor's Obligations. If any of the obligations of any guarantor under the Financing Documents is limited or terminated by operation of law or by the guarantor, or any such guarantor becomes the subject of an insolvency proceeding.

     (n) Judgment. The entry against Borrower or Pledgor of a final and nonappealable judgment for the payment of money in excess of $50,000 (not covered by insurance satisfactory to Secured Party in its sole discretion).

     (o)  Dilution  of  Ownership.  The  issuer of any  securities  (other  than securities of a class which are publicly traded) constituting Collateral hereafter issues any shares of any class of capital stock (unless immediately upon issuance, additional securities are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Secured Parry had before such issuance) or any options, warrants or other rights to purchase any such capital stock.

     (p) Bankruptcy of Issuer. (i) The issuer of any securities constituting Collateral files a petition for relief under any Applicable Bankruptcy Law, (ii) an involuntary petition for relief is filed against any such issuer under any Applicable Bankruptcy Law, or (iii) an order for relief naming any such issuer is entered under any Applicable Bankruptcy Law.

11. Remedies and Related Rights. If an Event of Default shall have occurred, and without limiting any other rights and remedies provided herein, under any of the other Financing Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

     (a) Remedies. Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Financing Documents:

          (i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);

          (ii) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

          (iii)sell or otherwise dispose of, at its office, on the premises of Pledgor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

          (iv) buy the Collateral, or any portion thereof, at any public sale;

          (v) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

          (vi) apply for the appointment of a receiver for the Collateral, and Pledgor hereby consents to any such appointment; and

          (vii)at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise.

Pledgor agrees that in the event Pledgor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Pledgor's address set forth on the signature page hereof, five (5) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor further acknowledges and agrees that the redemption by Secured Party of any certificate of deposit pledged as Collateral shall be deemed to be a commercially reasonable disposition under Section 9.504(c) of the Code.

     (b) Private Sale of Securities. Pledgor recognizes that Secured Party may be unable to effect a public sale of all or any part of the securities pledged as Collateral because of restrictions in applicable federal and state securities laws and that Secured Party may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof Pled.-or acknowledges that each any such private sale may be at prices and other terms less favorable than what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer to register such securities for public sale under any federal or state securities laws. Pledgor further acknowledges and agrees that any offer to sell such securities which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 9.504(c) of the Code, notwithstanding that such sale may not constitute a "public offering" under any federal or state securities laws and that Secured Party may, in such event, bid for the purchase of such securities.

     (c) Application of Proceeds. If any Event of Default shall have occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

          (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorney's fees and expenses) incurred by Secured Party in connection with
               (A) the administration of the Financing Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and
               (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

          (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

          (iii) to the satisfaction of the Indebtedness;

          (iv) by holding such cash and proceeds as Collateral;

          (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9.504(a)(3) of the Code or any other applicable statutory provision); and

          (vi) by delivery to Pledgor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

     (d) Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Borrower and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Financing Documents.

     (e) Non-Judicial Remedies . In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Pledgor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Pledgor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Pledgor from resorting to judicial process at either party's option.

     (f) Other Recourse. Pledgor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Pledgor in any suit arising out of the Indebtedness or any of the Financing Documents, or pursue any other remedy available to Secured Party. Pledgor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Pledgor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Pledgor shall have no right of subrogation and Pledgor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Pledgor authorizes Secured Party, and without notice or demand and without any reservation of rights against Pledgor and without affecting Pledgor's liability hereunder or on the Indebtedness, to (I) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Financing Documents executed by any third party, and (v) release or substitute any third party.

     (g) Voting Rights. Upon the occurrence of an Event of Default, Pledgor will not exercise any voting rights with respect to securities pledged as Collateral. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact (such power of attorney being coupled with an interest) and proxy to exercise any voting rights with respect to Pledgor's securities pledged as Collateral upon the occurrence of an Event of Default.

     (h) Dividend Rights and Interest Payments. Upon the occurrence of an Event of Default:

          (ii) all rights of Pledgor to receive and retain the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 3 shall automatically cease, and all such rights shall thereupon become vested with Secured Party which shall thereafter have the sole right to receive, hold and apply as Collateral such dividends and interest payments; and

                  (ii) all dividend and interest payments which are received by Pledgor contrary to the provisions of clause (i) of this Subsection shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor, and shall be forthwith paid over to Secured Party in the exact form received (properly endorsed or assigned if requested by Secured Party), to be held by Secured Party as Collateral.

12. Indemnity. Pledgor hereby indemnifies and agrees to hold harmless Secured Party, and its officers, directors, shareholders, employees, attorneys, representatives, agents and affiliates (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, demands, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which way be imposed on, incurred by, or asserted against~ any Indemnified Person arising in connection with the Financing Documents the Indebtedness or the Collateral (including without limitation, the enforcement of the Financing Documents and the defense of any Indemnified Person's actions and/or inactions in connection with the Financing Documents); provided that the payment of such Claims shall be restricted to the proceeds or products realized from the Collateral. WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WIT14 RESPECT TO ANY CLAIMS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH ANDIOR ANY OTHER INDEMNIFIED PERSON, except to the limited extent the Claims against an Indemnified Person are proximately caused by any Indemnified Person's gross negligence or willful misconduct. If Pledgor or any third party ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

13.  Miscellaneous.

     (a) Entire Agreement. This Agreement contains the entire agreement of Secured Party and Pledgor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

     (b) Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Financing Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

     (c) Actions by Secured Party. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by
          (i) any renewal. extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. 'Me taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Pledgor hereunder.

     (d) Waiver by Secured Party. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default.
          Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Pledgor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances.

     (e) Costs and Expenses. After an event of default hereunder and a demand by the Secured Party to the Pledgor for the Collateral, Pledgor will upon demand pay to Secured Party the amount of any and all costs and expenses (including without limitation, attorneys' fees and expenses), which Secured Party may incur in connection with (i) the exercise or enforcement of any of the rights of Secured Party under the Financing Documents with respect to the Collateral, or (ii) the failure by Pledgor to perform or observe any of the provisions hereof.

     (f) Governing Law; Venue; Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFTECI` TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS. THIS AGREEMENT IS PERFORMABLE BY THE PARTIES IN DALLAS COUNTY, TEXAS, PLEDGOR AND SECURED PARTY (BY ITS ACCEPTANCE HEREOF) EACH AGREE THAT DALLAS
          COUNTY, TEXAS SHALL BE THE EXCLUSIVE VENUE FOR LITIGATION OF ANY DISPUTE OR CLAIM ARISING UNDER OR RELATING TO THIS AGREEMENT, AND THAT SUCH COUNTY IS A CONVENIENT FORUM IN WHICH TO DECIDE ANY SUCH DISPUTE OR CLAINL PLEDGOR AND SECURED PARTY (BY ITS ACCEPTANCE HEREOF) EACH CONSENT TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN DALLAS COUNTY, TEXAS FOR THE LITIGATION OF ANY SUCH DISPUTE OR CLAIM. PLEDGOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFFER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM

     (g)  Waiver of Jury Trial.  PLEDGOR AND  SECURED  PARTY (BY ITS  ACCEPTANCE
          HEREOF) EACH HEREBY IRREVOCABLY WAIVES, TO THE MAXIM[UM EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH.

     (h) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

     (i) No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Borrower or Pledgor.

     (j) Notice. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, or
          (iv) telecopy (with receipt thereof confirmed by telecopier) sent to the intended addressee at the address set forth on die signature page hereof or to such different address as die addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service, or in the case of telecopy, upon receipt. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

     (k) Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in die Collateral, (ii) shall be binding on Pledgor and the heirs, executors, administrators, personal representatives, successors and assigns of Pledgor, and (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Financing Documents to any other party. Pledgor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

     (1) Termination. It is contemplated by the parties hereto that from time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon
          (i) the satisfaction in full of the Indebtedness, (ii) the termination or expiration of any commitment of Secured Party to extend credit to Pledgor and/or Borrower, (iii) written request for the termination hereof delivered by Pledgor to Secured Party, and (iv) written release delivered by Secured Party to Pledgor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Pledgor's written request, Secured Party will, at Pledgor's sole cost and expense, return to Pledgor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms. hereof and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

     (m) Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Financing Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

     (n) Gender and Number. Within this Agreement words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

     (o)  Descriptive   Heading  .  The  headings  in  this  Agreement  are  for
          convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

EXECUTED as of the date first written above.

PLEDGOR:

Timothy S. Durham

Telecopy No.:

Terry G. Whitesell

Telecopy No.:

Marcus Kennedy

Telecopy No.:

SECURED PARTY:

MARKPOINT EQUITY GROWTH FUND, J.V.

         By: The Markpoint Company, its Managing Venturer

              By:
              Name: Tex Sekhon
              Title: President

Secured Party's Address:

Markpoint Equity Growth Fund, J.V.
15770 Dallas Parkway, Suite 800
Dallas, Texas 75248
ATTN: Tex Sekhon
Telecopy No. 972-490-1980

THE RIGHTS AND REMEDIES OF MARKPOINT EQUITY GROWTH FUND, J.V. HEREUNDER ARE SUBJECT TO A SUBORDINATION AGREEMENT AMONG MARKPOINT EQUITY GROWTH FUND, J.V. AND BANK ONE INDIANA, NA. DATED AS OF EVEN DATE HEREWITH.

                           REPLACEMENT PROMISSORY NOTE

$1,250,000                                          May 2, 2000

     FOR VALUE RECEIVED, on or before May 2, 2005 ("Maturity Date") the undersigned (hereinafter referred to as "Borrower"), promises to pay to the order of MARKPOINT EQUITY GROWTH FUND, J.V. ("MEGF") at its offices in Dallas County, Texas, at 15770 Dallas Parkway, Suite 800, Dallas, Texas 75248, the principal amount of ONE MILLION TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($1,250,000) ("Total Principal Amount"), or such amount less than the Total Principal Amount which is outstanding from time to time if the total amount outstanding under this Promissory Note ("Note") is less than the Total Principal Amount, together with interest at the rate set forth below on such portion of the Total Principal Amount which has been advanced to Borrower from the date advanced until paid. All defined terms used herein but not defined herein shall have the meanings ascribed to them in that certain Note Purchase Agreement between Borrower and MEGF dated as of the date hereof.

     Interest Rate. The unpaid principal amount of this Note shall bear interest at a fixed rate per annum equal to thirteen and one half percent (13.5%), calculated on the basis of actual days elapsed but computed as if each year consisted of 360 days.

     Repayment Terms. The principal of and all accrued but unpaid interest on this Note shall be due and payable as follows:


     (a) interest shall be due and payable monthly as it accrues, commencing on the 1st day of June, 2000 and continuing on the 1st day of each successive month thereafter during the term of this Note; and

     (b) the outstanding principal balance of this Note, together with all accrued but unpaid interest, shall be due and payable on the Maturity Date.

Borrower authorizes MEGF to effect all payments due under this Note and to collect all sums due hereunder (whether by acceleration or otherwise) by debiting Borrower's account number 1588262467, ABA No. 111000614 at Bank One, Texas, N.A. (the "Debit Account") through the Automated Clearing House system ("ACH"). Such authorization shall not affect the obligations of Borrower to make all payments when due hereunder. Borrower represents and agrees that the Debt Account shall only be used for the payment of this Note. If on my payment date there are insufficient funds in the Debit Account to make such payments in full, Borrower agrees to pay TMC on demand a $100.00 manual processing fee. All payments of principal of or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, and, if such payments are not made via ACH, shall be made at MEGF's address indicated above, or such other place as the holder of this Note shall designate in writing to Borrower. If any payment of principal or interest on this Note shall become due on a day which is not a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment. As used herein, the term "Business Day" shall mean my day other than a Saturday, Sunday or any other day on which MEGF's office in Dallas Texas is closed. All regularly scheduled payments of the indebtedness evidenced by this Note shall be applied first to any accrued but unpaid interest then due and payable hereunder and then to the principal mount then due and payable. The books and records of MEGF shall be prima facie evidence of all outstanding principal of and accrued and unpaid interest on this Note. To the extent that any interest is not paid on or before the fifth day after it becomes due and payable, MEGF may, at its option, add such accrued interest to the principal of this Note. Notwithstanding anything herein to the contrary, upon an Event of Default (as hereinafter defined) or at maturity, whether by acceleration or otherwise, all principal of this Note shall, at the option of MEGF, bear interest at the higher of 18% or the Maximum Rate (as defined hereinbelow) any further action or notice to the Borrower.

Prepayment without Penalty. Borrower may from time to time prepay all or any portion of the outstanding principal balance of this Note without premium or penalty. Any partial prepayment shall be applied toward the payment of the principal last maturing on this Note in the inverse order of maturity, without reducing the amount or altering the due date of the remaining payments due hereunder.

Loan Documents. This Note is subject to the terms and conditions set forth in that certain Note Purchase Agreement of even date herewith by and between Borrower and MEOF (the "Note Purchase Agreement"). This Note, the Note Purchase Agreement and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to this Note are hereinafter collectively referred to as the "Loan Document". The holder of this Note is entitled to the benefits and security provided in the Loan Documents.

Purpose. Borrower agrees that no proceeds of this Note shall be used for personal, family or household purposes, and that all of such proceeds shall be used solely for the investment purpose of the acquisition of a substantial portion of the assets of the Target Companies.

Event of Default. Borrower agrees that upon the occurrence of any event of default specified in the Note Purchase Agreement or any of the other Loan Documents, the holder of this Note may, at its option, pursue any and all other rights, remedies and recourses available to the holder hereof, including but not limited to any such rights, remedies or recourses under the other Loan Documents, at law or in equity. The failure to exercise the option to accelerate the maturity of this Note or any other right remedy or recourse available to the holder hereof upon the occurrence of an Event of Default hereunder shall not constitute a waiver of the right of the holder of this Note to exercise the same at that time or at any subsequent time with respect to such Event of Default or any other Event of Default. The rights, remedies and recourses of the holder hereof, as provided in this Note and in any of the other Loan Documents, shall be cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefore shall arise, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Note which is less than the payment in full of all amounts due and payable at the time of such payment shall not (i) constitute a waiver of or impair, reduce, release or extinguish any right, remedy or recourse of the holder hereof, or nullify any prior exercise of any such right, remedy or recourse, or (ii) impair, reduce, release or extinguish the obligations of any party liable under any of the other Loan Documents as originally provided herein or therein.

Compliance with Usury Laws. Notwithstanding any provision to the contrary contained in this Note, the Borrower shall not be required to pay, and Purchaser shall not be permitted to contract for, take, reserve, charge or receive, any compensation which constitutes interest under applicable law in excess of the maximum amount of interest permitted by law ("Excess Interest"). If any Excess Interest is provided for or determined by a court of competent jurisdiction to have been provided for in this Note or otherwise contracted for, taken, reserved, charged or received, then in such event: (a) the provisions of this Note shall govern and control; (b) the Borrower shall not be obligated to pay any Excess Interest; (c) any Excess Interest that MEGF may have contracted for, taken, reserved, charged or received hereunder shall be, at MEGF's option, (i) applied as a credit against the outstanding principal balance of the Loan or accrued and unpaid interest (not to exceed the maximum amount permitted by law),
(ii) refunded to the payor thereof,  or (iii) any  combination of the foregoing;
(d) the interest provided for shall be automatically reduced to the maximum lawful rate allowed from time to time under applicable law (the "Maximum Rate"), and this Note shall be deemed to have been, and shall be, reformed and modified to reflect such reduction; and (e) the Borrower shall have no action against MEGF for any damages arising due to any Excess Interest. Notwithstanding the foregoing, if for any period of time interest on any part of the Loan is calculated at the Maximum Rate rather than the applicable rate under this Note, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on such part of the Loan shall remain at the Maximum Rate until MEGF shall have received the amount of interest which MEGF would have received during such period on such part of the Loan had the rate of interest not been limited to the Maximum Rate during such period. All sums paid or agreed to be paid hereunder or under the Loan Documents for the use, forbearance or detention of sums due shall, to the extent permitted by applicable law, be amortized, pro-rated, allocated and spread throughout the full term of the Loan until payment in full so that the rate or amounts of interest on account of the Loan does not exceed the Maximum Rate. The terms of this Section shall be deemed incorporated into each of the Loan Documents and any other document or instrument between the Borrower and MEGF or directed to the Borrower by MEGF, whether or not specific reference to this Section is made.

Costs of Collection; Waivers. If this Note is placed in the hands of an attorney for collection, or is collected in whole or in part by suit or through probate, bankruptcy or other legal proceedings of any kind, Borrower agrees to pay, in addition to all other sums payable hereunder, all costs and expenses of collection, including but not limited to reasonable attorneys' fees. Borrower and any and all endorsers and guarantors of this Note severally waive presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of every kind and without further notice hereby agree to renewals, extensions, exchanges or releases of collateral, taking of additional collateral indulgences or partial payments, either before or after maturity.

GOVERNING LAW; VENUE; SUBMISSION TO JURISDICTION. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF. THIS NOTE IS PERFORMABLE IN DALLAS COUNTY, TEXAS. BORROWER AGREES THAT DALLAS COUNTY, TEXAS SHALL BE THE EXCLUSIVE VENUE FOR LITIGATION OF ANY DISPUTE OR CLAIM ARISING UNDER OR RELATING TO THIS NOTE, AND THAT SUCH COUNTY IS A CONVENIENT FORUM IN WHICH TO DECIDE ANY SUCH DISPUTE OR CLAIM. BORROWER CONSENTS TO THE PERSONAL JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN DALLAS COUNTY, TEXAS FOR THE LITIGATION OF ANY SUCH DISPUTE OR CLAIM. BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

WAIVER OF JURY TRIAL. BORROWER HEREBY IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY OR ASSOCIATED HEREWITH.

FINAL AGREEMENT. THIS NOTE AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN MEGF AND BORROWER WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                                    BORROWER:

                                    CHAMPION TRAILER COMPANY, L.P.
                                    By: Durham Whitesell & Associates, LLC,
                                        its general partner


                                    By:  ______________________
                                    Name:  Timothy S. Durham
                                    Title:  Managing Member